Exhibit 4.45

10th AMENDMENT TO SERVICE AGREEMENT AND OTHER COVENANTS

By this particular instrument, the parties, on one side:

UNIVERSO ONLINE S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima 1384, 6th floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF (National Registry of Legal Entities) under No. [*****] and branch registered with CNPJ/MF under no. [*****] herein represented in the form of its Articles of Incorporation, hereinafter referred to simply as “UOL” and/or “CONTRACTING PARTY 1”;

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima, nº 1384, 4th floor, Part A, in the City of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under nº [*****] herein represented in the form of its Articles of Incorporation, hereinafter referred to simply as “PAGSEGURO” and/or “CONTRACTING PARTY 2”;

UOL CURSOS TECNOLOGIA EDUCACIONAL LTDA., a limited liability company, headquartered at Alameda Barão de Limeira, 425, 7th floor, part C, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “UOL CURSOS” and/or “CONTRACTING PARTY 3”;

DIGITALSERVICES.UOL S.A., a limited liability company, headquartered at Alameda Barão de Limeira, 425, 1st floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “DIGITALSERVICES.UOL” and/or “ASSIGNOR (previously “CONTRACTING PARTY 4”);

EDGE.UOL TECNOLOGIA LTDA., a company established at Avenida Brigadeiro Faria Lima, 1384 – 2nd floor, part B, Jardim Paulistano, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ under No. [*****] and a branch at Alameda Glete, 700 – 3rd floor, Campos Elíseos, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “EDGE.UOL” “ASSIGNEE” and/or “CONTRACTING PARTY 4”;

CIATECH TECNOLOGIA EDUCACIONAL LTDA., a limited liability company, headquartered at Alameda Barão de Limeira, No. 425, 7th floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its Articles of Incorporation, hereinafter referred to simply as “CIATECH” and/or “CONTRACTING PARTY 5”;

WIRECARD BRAZIL S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima, No. 3064, 12th floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “WIRECARD” and/or “CONTRACTING PARTY 6”;

PAGSEGURO TECNOLOGIA LTDA., a limited liability company, headquartered at Avenida Brigadeiro Faria Lima, 1384, 1st floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “BOACOMPRA.COM” and/or “CONTRACTING PARTY 7”;

CONCIL INTELIGÊNCIA EM CONCILIAÇÃO S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 1st floor - Mezzanine, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “CONCIL” and/or “CONTRACTING PARTY 8”;

All of the above, together, referred to as “CONTRACTING PARTIES” or, individually,

“CONTRACTING PARTY”; and on the other hand;

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA., headquartered at Rua

Padre Duarte, Nº 151, Conj. 175, Edif. Empresarial América, Centro, Araraquara – SP, enrolled with the CNPJ/MF under No. [*****] hereby duly represented in accordance with its current articles of incorporation, hereinafter referred to as the CONTRACTED PARTY.

WHEREAS:

(i) On November 7, 2019, the Parties entered into a Service Agreement and Other Covenants (“Agreement”), which was subsequently amended by means of 07 (seven) Addenda;

(ii) PAGSEGURO and the CONTRACTED PARTY intend to update the commercial terms of projects already contracted through Technical and Commercial Proposals.

In witness whereof, in accordance with the law, the parties enter into this 10th Amendment ("10th Amendment") to the Service Agreement and Other Covenants signed on November 7, 2019 (“Agreement”), which shall bind the Parties and their successors at any time and in any capacity, under the following terms and conditions:

1.       PURPOSE

1.1   PAGSEGURO and the CONTRACTED PARTY have mutually agreed to update the “New York,” “Belfast,” “Podolsk,” “Oiapoque,” “Astrakhan,” and “Munich” teams. Accordingly, the Technical and Commercial Proposals previously signed for the hiring of these teams are hereby replaced by the Proposals listed below, which now form an integral part of this 10th Amendment.

➢       PC_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEB25 - V01 and DD_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEB25 - V01;

➢       PC_INVILLIA - PAGBANK_REDUCAO_BELFAST - JAN25 - V01 and DD_INVILLIA - PAGBANK_REDUCAO_BELFAST - FEB25 - V01;

➢       PC_INVILLIA - PAGBANK_PODOLSK - FEV25 - V01 and DD_INVILLIA - PAGBANK_REDUCAO_PODOLSK - FEB25 - V01;

➢       PC_INVILLIA - PAGBANK_OIAPOQUE - FEV25 - V01 and DD_INVILLIA - PAGBANK_REDUCAO_OIAPOQUE - FEB25 - V01;

➢       PC_INVILLIA - PAGBANK_ASTRAKHAN - FEB25 - V01 and DD_INVILLIA - PAGBANK_ASTRAKHAN - FEB25 - V01;

➢       PC_INVILLIA - PAGBANK_REDUCAO_MUNICH - FEB25 - V01 and DD-INVILLIA-PAGBANK- REDUCAO_MUNICH-FEB25_V01.

1.2     In light of the update mentioned above, PAGSEGURO will pay the CONTRACTED PARTY the amounts specified in each attached Proposal.

1.3     Regardless of the date of signature of this 10th Amendment, its effects are retroactive to [*****]

2.       RATIFICATION

2.1     The Parties ratify all other Agreement terms and conditions, making it clear that all terms and clauses that have not been expressly changed by this document remain unaltered and in full force.

3.       DIGITAL SIGNATURE

3.1     The Parties recognize the form of contracting by electronic, digital and computer means as valid and effective, constituting an extrajudicial enforcement order for all legal purposes, even if it is established with an electronic signature or certification outside the ICP-BRASIL standards, as provided by paragraphs of article 10 of the Provisional Measure No. 2.200/2001 in force in Brazil. Therefore, this Agreement, as well as the Proposal, its annexes, and amendments, may be executed by the aforementioned means, without the need for witnesses, pursuant to paragraph 4 of Article 784 of Law No. 13.105/2015 (Code of Civil Procedure).

In witness whereof, the Parties have executed the present Amendment.

São Paulo, March 5th, 2025.

[It bears the digital signature]

UNIVERSO ONLINE S.A.

[It bears the digital signature]

PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A.

[It bears the digital signature]

UOL CURSOS TECNOLOGIA EDUCACIONAL LTDA

[It bears the digital signature]

DIGITALSERVICES.UOL S.A.

[It bears the digital signature]

EDGE.UOL TECNOLOGIA LTDA.

[It bears the digital signature]

CIATECH TECNOLOGIA EDUCACIONAL LTDA

[It bears the digital signature]

WIRECARD BRAZIL S.A.

[It bears the digital signature]

PAGSEGURO TECNOLOGIA LTDA.

[It bears the digital signature]

CONCIL INTELIGÊNCIA EM CO

[It bears the digital signature]

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

PC_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEB25 - V01
DD_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEB25 - V01

PC_INVILLIA - PAGBANK_REDUCAO_BELFAST - JAN25 - V01
DD_INVILLIA - PAGBANK_REDUCAO_BELFAST - FEB25 - V01

PC_INVILLIA - PAGBANK_PODOLSK - FEB25 - V01
DD_INVILLIA - PAGBANK_REDUCAO_PODOLSK - FEV25 - V01

PC_INVILLIA - PAGBANK_OIAPOQUE - FEB25 - V01
DD_INVILLIA - PAGBANK_REDUCAO_OIAPOQUE - FEB25 - V01

PC_INVILLIA - PAGBANK_ASTRAKHAN - FEB25 - V01
DD_INVILLIA - PAGBANK_ASTRAKHAN - FEB25 - V01

PC_INVILLIA - PAGBANK_REDUCAO_MUNICH - FEB25 - V01
DD-INVILLIA-PAGBANK-REDUCAO_MUNICH-FEB25_V01

Docusign Envelope ID: 29C5FE9C-0063-43A5-8430-0FE44191643A

invillia

Tech Partners:

NXT_ GEN TECH

WE ARE PART OF AI® REVOLUTION

Invillia's mission is to revolutionize the way all innovation is created. Speeding up and adding more intelligence in the development of any digital solution_

{* Welcome to the

FUTURE OF INNOVATION

Invillia is revolutionizing the way innovation is created and developed. We are a global tech company with strategic hubs in Latin America, Portugal, the United Kingdom, Mexico, and the Netherlands.

You've surely already interacted with the digital products and services we've developed. Our expertise in integrating AI models and platforms enhances the innovation capabilities of companies—from fintechs to agritechs—turning ideas into reality with efficiency and intelligence.

Whatever you can imagine, we're here to make it happen with strategy, technology, and the expertise of top tech talents. Our goal is to pool our collective intelligence and create smarter, more efficient solutions, revolutionizing processes and exceeding expectations.

When you work with Invillia, your development capabilities are enhanced by **Nxt_Gen** Devs, certified and trained professionals equipped with state-of-the-art technology. We have integrated AI and automation tools throughout the entire development cycle, exponentially increasing efficiency.

We are part of **AI/R**, the AI Revolution Group, with a mission to reinvent tech consulting and transform any digital product or service by incorporating artificial intelligence. We are always on the lookout for new solutions, combining our expertise with that of our clients to create extraordinary innovations.

Invillia. The Nxt_ Gen Tech_

invillia

Araraquara, 07 de fevereiro de 2025

PC_INVILLIA - PAGBANK_OIAPOQUE - FEV25 - V01

Essa proposta faz parte integrante do Contrato de Prestação de Serviços nº CT:02900/19

Proposta Técnico Comercial Desenvolvida para

PagBank

CLIENTE	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Endereço	Avenida Brigadeiro Faria Lima, 1384
Cidade/UF	São Paulo/SP
CEP	01.451-001
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

CONTRATADA	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Endereço	Rua Padre Duarte, 151 – Centro
Cidade/UF	Araraquara / SP
CEP	14800-902
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

***Nota:** O conteúdo desta proposta destina-se exclusivamente ao **PAGBANK**. O presente documento não deve ser revelado fora de sua organização, não deve ser duplicado, usado ou publicado, no total ou em parte, para qualquer outro propósito que não o de avaliação da proposta ou para acompanhamento do serviço aqui descrito.*

Araraquara, February 07, 2025

PC_INVILLIA - PAGBANK_OIAPOQUE - FEV25 - V01

This proposal is an integral part of the Service Provision Agreement No. CT:02900/19.

Commercial Technical Proposal Developed for

PagBank

CUSTOMER	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Address	Avenida Brigadeiro Faria Lima, 1384
City/UF	São Paulo/SP
Zip Code	01.451-001
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

COMPANY	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Address	Rua Padre Duarte, 151 – Centro
City/UF	Araraquara / SP
Zip code	14800-902
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

Note: The content of this proposal is intended exclusively for the ***PAGBANK***. This document must not be revealed outside your organization, must not be duplicated, used, or published, in whole or in part, for any purpose other than evaluating the proposal or monitoring the service described here.

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1. PROPOSTA TÉCNICA

1.1. Objeto

A ***INVILLIA*** tem a satisfação de apresentar ao ***PAGBANK***, sua proposta comercial para a utilização dos serviços técnicos especializados em desenvolvimento de software, num modelo de Atendimento Técnico Terceirizado, com o objetivo de garantir a manutenção evolutiva e corretiva de seus produtos através de equipes de desenvolvimento de software altamente qualificadas.

1.2. Escopo da Proposta

As informações técnicas que balizam a elaboração desta proposta podem ser verificadas no documento em anexo ***DD_INVILLIA - PAGBANK_REDUCAO_OIAPOQUE - FEV25 - V01.pdf***

1.3. Itens Fora Do Escopo

- A ***INVILLIA*** não fará nenhum tipo de priorização de backlog ou conjunto de requisitos;
- A ***INVILLIA*** auxiliará na gestão dos indicadores de desempenho das equipes perante o escopo definido para os ciclos de projeto. Entretanto, não será responsável por gerir mudanças no escopo (change management). Entende-se que o(s) projeto(s) possuem "escopo aberto".

1.4. Localização Da Execução Dos Serviços

Os serviços serão prestados de forma remota, podendo ser realizados na sede física da ***INVILLIA*** ou no modelo de times distribuídos, quando seus colaboradores estiverem em regime de Teletrabalho, instituído e regulamentado pela lei nº 13.467/17. Cabe ressaltar que sempre que os trabalhos exigirem a presença dos profissionais da ***INVILLIA*** fora das

1. TECHNICAL PROPOSAL

1.1. Object

INVILLIA is pleased to present to the ***PAGBANK*** its commercial proposal for the use of specialized technical services in software development, in an Outsourced Technical Service model, with the aim of guaranteeing the evolutionary and corrective maintenance of its products through development teams highly qualified software developers.

1.2. Scope of the Proposal

The technical information that guides the preparation of this proposal can be seen in the attached document ***DD_INVILLIA - PAGBANK_REDUCAO_OIAPOQUE - FEV25 - V01.pdf***

1.3. Out-of-Scope Items

- ***INVILLIA*** will not perform any type of backlog prioritization or set of requirements.
- ***INVILLIA*** will assist in managing the teams' performance indicators within the scope defined for the project cycles. However, it will not be responsible for managing changes in scope (change management). It is understood that the project(s) have an "open scope".

1.4. Location of Execution of Services

The services will be provided remotely and can be carried out at ***INVILLIA 's*** physical headquarters or in the distributed team model, when its employees are teleworking, established, and regulated by law no. 13.467/17. It is worth noting that whenever work requires the presence of ***INVILLIA***

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localidades acima identificadas, a demanda deverá ser submetida previamente para aprovação técnica e comercial, sendo que todos os custos incorridos, serão de responsabilidade da contratante.

professionals outside the locations identified above, the demand must be previously submitted for technical and commercial approval, and all costs incurred will be the responsibility of the contractor.

1.5. Riscos e Fatores Críticos de Sucesso

Na modalidade proposta, são considerados riscos e pontos de atenção para execução dos serviços:

- A metodologia e os processos de desenvolvimento serão os da ***INVILLIA***, faremos as adaptações necessárias (a serem discutidas em conjunto entre as empresas) para nos adequarmos aos processos do ***PAGBANK***. Portanto, todas as pessoas devem ser treinadas previamente para melhor aproveitamento;
- Pouca efetividade no envolvimento de usuários-chave pelo *Product Owner* na definição, priorização e homologação das demandas poderá trazer uma baixa avaliação dos resultados do serviço contratado junto à ***INVILLIA***;

1.5. Risks and Critical Success Factors

Proposed modality, risks, and points of attention for the execution of services are considered:

- The methodology and development processes will be those of ***INVILLIA***, we will make the necessary adaptations (to be discussed together between the companies) to adapt to the ***PAGBANK*** processes. Therefore, all people must be trained in advance for better use.
- Little effectiveness in involving key users through the Product Owner in the definition, prioritization and approval of demands may result in a low evaluation of the results of the service contracted with ***INVILLIA***.

1.6. Premissas

Apresentamos a seguir a lista de premissas assumidas:

a) O contrato será avaliado através de indicadores de desempenho da equipe com SLA definidos e acordados entre as partes;

b) A execução do contrato prevê a alocação de perfis por tempo e quantidade que o ***PAGBANK*** julgar necessário para atendimento das necessidades. Entretanto, deve-se considerar um período máximo de [*****] dias para a ***INVILLIA*** promover na equipe as mudanças solicitadas;

c) Os serviços serão executados da seguinte forma:

- [*****]
- Finais de semana, feriados e demais horários: deve ser solicitado à ***INVILLIA*** e aprovado previamente pelo ***PAGBANK***. As horas extras utilizadas serão negociadas como folgas (banco de horas sob responsabilidade da ***INVILLIA***) para os integrantes do time, previamente acordado entre as partes envolvidas. Na impossibilidade da retirada das horas extras como folga, haverá o respectivo pagamento do ***PAGBANK***. Fica desde já estabelecido que cada hora extra nesta situação equivale ao dobro da

1.6. Premises

We present below the list of assumptions assumed:

a) The contract will be evaluated using team performance indicators with SLAs defined and agreed between the parties.

b) The execution of the contract provides for the allocation of profiles for the time and quantity that the ***PAGBANK*** deems necessary to meet the needs. However, a maximum period of [*****] days must be considered for the ***INVILLIA*** to promote the requested changes to the team.

c) The services will be performed as follows:

[*****]

- Weekends, holidays, and other times: must be requested to ***INVILLIA*** and approved in advance by the ***PAGBANK***. The extra hours used will be negotiated as days off (time bank under the responsibility of ***INVILLIA***) for team members, previously agreed between the parties involved. If it is impossible to withdraw overtime as time off, the ***PAGBANK*** will be paid accordingly. It is already established that each overtime in this situation is equivalent to double the normal hour, the same being valid

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hora normal, valendo o mesmo para situação de pagamento cuja referência será a hora média do time.

d) A troca ou a dispensa de profissionais das equipes deve ser formalmente solicitada pelo ***PAGBANK*** com pelo menos [*****] dias de antecedência. Em caráter de exceção a substituição poderá ser imediata caso o(s) profissional(is) não atue(em) conforme o escopo contratado. Sempre que houver mudanças na composição dos times caberá uma revisão comercial do contrato.

e) A ***INVILLIA*** estabelecerá ponto focal de contato para resolução de conflitos e gestão dos SLA´s;

f) O início dos serviços descritos no corpo desta proposta estará condicionado à assinatura e aceite desta proposta, por parte do ***PAGBANK***, no item 03, bem como tempo de adequação do atendimento por parte da ***INVILLIA***.

for payment situations whose reference will be the team's average hour.

d) The change or dismissal of team professionals must be formally requested by the ***PAGBANK*** at least [*****] days in advance. As an exception, replacement may be immediate if the professional(s) do not perform in accordance with the contracted scope. Whenever there are changes in the composition of the teams, a commercial review of the contract will be necessary.

e) ***INVILLIA*** will establish a focal point of contact for resolving conflicts and managing SLAs.

f) The start of the services described in the body of this proposal will be subject to the signature and acceptance of this proposal, by the ***PAGBANK***, in item 03, as well as time for the service to be adapted by the ***INVILLIA***.

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2. PROPOSTA COMERCIAL

2.1.Valor do Investimento

Para atender as necessidades do PAGBANK a INVILLIA propõe o seguinte investimento e composição de time:

VALOR MENSAL COM IMPOSTOS
[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]

❖ **IMPORTANTE:** No caso de entrega parcial dos serviços, em uma ou mais posições contratadas, o faturamento será realizado de forma proporcional, observando o período efetivo da prestação dos serviços.

2. COMMERCIAL PROPOSAL

2.1 Amount Of the Investment

To meet the needs of the PAGBANK, INVILLIA proposes the following investment and team composition:

MONTHLY AMOUNT WITH TAXES
[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]

❖ **IMPORTANT:** In the case of partial delivery of services, in one or more contracted positions, billing will be carried out proportionally, observing the effective period of service provision.

2.1.1. Gestão INVILLIA

Integrada ao Time de Desenvolvimento, a prestação de serviço abrange uma robusta estrutura de gestão, essencial para manter os níveis de serviço. Estes perfis estratégicos estão incluídos no contrato sem gerar custos adicionais, refletindo nosso compromisso em oferecer uma parceria de valor e qualidade. A estrutura é composta pelos seguintes perfis:

Development Manager:

- Gerencia uma equipe multidisciplinar, visando garantir e acelerar a entrega de valor dos serviços INVILLIA com excelência.
- Impulsiona um ambiente colaborativo que potencializa o crescimento das equipes sob sua gestão direta ou indireta, mantendo-as engajadas, motivadas e

2.1.1. INVILLIA Management

Integrated into the Development Team, service provision encompasses a robust management structure, essential for maintaining service levels. These strategic profiles are included in the contract without generating additional costs, reflecting our commitment to offering a partnership of value and quality. The structure is made up of the following profiles:

Development Manager:

- Manages a multidisciplinary team, aiming to guarantee and accelerate the delivery of value from INVILLIA services with excellence.
- Promotes a collaborative environment that enhances the growth of teams under its direct or indirect management, keeping them engaged, motivated, and

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alinhadas à cultura da **INVILLIA** e do cliente.

- Colabora diretamente com os gestores na condução de contratos, ações comerciais e alinhamentos técnicos para a evolução da parceria.

aligned with the culture of INVILLIA and the client.

- Collaborates directly with managers in conducting contracts, commercial actions, and technical alignments for the evolution of the partnership.

Technical Development Leader:

- Lidera a construção de produtos e serviços digitais, adaptando-se à cultura de resultados conforme as necessidades do cliente.
- Possui expertise em tecnologias e frameworks de desenvolvimento de software, promovendo uma relação sustentável pautada por parceria, credibilidade e confiança, orientada pela inovação, simplicidade e melhoria contínua.
- Mantém a interface primária com gestores e técnicos do parceiro no cotidiano dos times, facilitando alinhamentos, acionamentos, feedbacks, gestão dos plantonistas e gestão funcional das equipes.

Technical Development Leader:

- Leads the construction of digital products and services, adapting to the culture of results according to the client's needs.
- Has expertise in software development technologies and frameworks, promoting a sustainable relationship based on partnership, credibility, and trust, guided by innovation, simplicity, and continuous improvement.
- Maintains the primary interface with the partner's managers and technicians in the teams' daily lives, facilitating alignments, activations, feedback, management of those on duty and functional management of the teams.

2.2. Condição De Faturamento

A cobrança pelos serviços será feita mensalmente mediante FATURA apresentada ao cliente considerando o valor mensal do contrato, suas características de despesas adicionais - item 2.4, bem como características de reajustamento estabelecidas no item 2.5.

O pagamento será realizado por depósito bancário com vencimento [*****] dias após a emissão da nota fiscal, ou de acordo com as instruções dadas pela ***INVILLIA*** na oportunidade do faturamento.

O valor mensal do time aqui proposto é fixo e não sofrerá variações durante a execução do contrato, mesmo nos períodos de férias dos membros do time.

O atraso no pagamento acarretará multa de [*****] e juros de [*****]
ao mês, além da suspensão da prestação de serviços aqui descritos após 30 dias de atraso.

2.2. Billing Requirements

Billing for services will be made monthly through an INVOICE presented to the customer considering the monthly value of the contract, its additional expense characteristics - item 2.4, as well as readjustment characteristics established in item 2.5.

Payment will be made by bank deposit due [*****] days after issuance of the invoice, or in accordance with the instructions given by ***INVILLIA*** at the invoicing opportunity.

The team's monthly fee proposed here is fixed and will not vary during the execution of the contract, even during team members' vacation periods.

Late payment will result in a fine of [*****] and interest of [*****] per month, in addition to the suspension of the provision of services described here after 30 days of delay.

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2.3. Validade Dos Serviços

Esta contratação terá duração inicial de [*****] ***meses***, podendo ser automaticamente renovada por períodos iguais, caso não haja manifestação contrária por escrito de nenhuma das partes.

A contratação poderá ser cancelada a qualquer momento por qualquer uma das partes, avisando a outra parte com [*****] dias de antecedência.

Para aumento do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Para redução parcial do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Observação: o contrato passa a valer, a partir da anuência do cliente e início das atividades, independente da data de assinatura do contrato. A cobrança da mesma forma será retroativa.

2.3. Validity of Services

This contract will have an initial duration of [*****] ***months*** and may be automatically renewed for equal periods, unless either party provides written notice to the contrary.

The contract may be canceled at any time by either party, giving notice to the other party [*****] days in advance.

To increase the team, formal communication from the client is required at least [*****] days in advance.

For partial team reduction, formal communication from the client is required at least [*****] days in advance.

Note: the contract becomes valid upon the customer's consent and the start of activities, regardless of the date of signing the contract. The charge will also be retroactive.

2.4. Despesas Acessórias Gerais

Todas as despesas com deslocamento, hospedagens, estacionamentos, adiantamentos, reembolsos e passagens do (s) profissional (ais) da ***INVILLIA***, para a prestação dos serviços nas dependências da ***PAGBANK*** ou qualquer outro local solicitado pelo cliente, ocorrerá por conta da própria ***PAGBANK*** seguindo sua política de reembolso.

Caso seja necessário a emissão de Nota Fiscal de Serviços para pagamento das despesas, os valores serão acrescidos dos encargos tributários no montante de [*****]

2.4. General Ancillary Expenses

All expenses with travel, accommodation, parking, advances, reimbursements, and tickets for the ***INVILLIA*** professional(s), for the provision of services at the ***PAGBANK 's*** premises or any other location requested by the client, will be borne by the ***PAGBANK*** itself following your refund policy.

If it is necessary to issue a Services Invoice to pay expenses, the amounts will be increased by tax charges in the amount of [*****]

2.5. Reajustamento

O valor mensal será reajustado a cada [*****] meses, a partir do aceite desta proposta, tomando-se como base para o reajuste, o IPCA-IBGE ou outro índice que venha a ser negociado entre a ***INVILLIA*** e o ***PAGBANK***.

2.5. Readjustment

The monthly value will be adjusted every [*****] months, from the acceptance of this proposal, taking as a basis for the adjustment, the IPCA-IBGE or another index that may be negotiated between ***INVILLIA*** and the ***PAGBANK***.

/company/invillia invillia.ai info@invillia.ai

invillia

Qualquer alteração no objeto contratual, será formalizado um novo aditivo contratual.

Any change to the contractual object will result in a new contractual amendment being formalized.

2.6. Impostos

Todos os impostos vigentes (PIS, COFINS, ISS, IR, CSLL), bem como encargos trabalhistas estão inclusos no valor da proposta.

Todavia, se após a apresentação desta proposta forem criados quaisquer encargos, impostos, tributos, contribuições fiscais e parafiscais, ou caso as alíquotas atuais sejam de qualquer maneira majoradas, os preços devem ser revisados mediante acordo entre as partes.

2.6. Taxes

All current taxes (PIS, COFINS, ISS, IR, CSLL), as well as labor charges are included in the proposal value.

However, if after the presentation of this proposal any charges, taxes, taxes, fiscal and para-fiscal contributions are created, or if the current rates are increased in any way, the prices must be revised by agreement between the parties.

2.7. Validade Da Proposta

Esta proposta é válida até o dia [*****]

2.7. Proposal Validity

This proposal is valid until [*****]

2.8. Acordo De Confidencialidade

Ambas as partes concordam em tratar como sigilosas e confidenciais todas as informações escritas a que tiverem acesso, documentos e demais materiais, que contenham informações técnicas, econômicas ou de mercado, não disponibilizando tais informações a quaisquer terceiros, salvo a autorização escrita em contrário da outra parte.

2.8. Confidentiality Clause

Both parties agree to treat as confidential and confidential all written information to which they have access, documents, and other materials, which contain technical, economic or market information, not making such information available to any third parties, except with written authorization to the contrary from the other. part.

2.9. Considerações Gerais

Para organizar a agenda dos profissionais envolvidos no modelo de atendimento proposto é necessário consultar a disponibilidade de início.

2.9. General considerations

To organize the schedule of the professionals involved in the proposed service model, it is necessary to check the availability for the start.

/company/invillia invillia.ai info@invillia.ai

invillia

Entraremos em contato com o ***PAGBANK*** para definir, de comum acordo, a data de início da equipe. Caso seja necessário promover alguma modificação no escopo durante o contrato, o ***PAGBANK*** deverá solicitá-la formalmente, para que possamos realizar uma análise de viabilidade técnica e comercial, que será submetida à aprovação posterior.

As modificações que gerarem custos adicionais serão de responsabilidade do ***PAGBANK,*** desde que devidamente aprovadas e formalizadas através de documento aditivo.

Essa proposta é parte integrante do Contrato de Prestação de Serviços nº CT:02900/19.

We will contact the ***PAGBANK*** to mutually agree on the start date of the team. If any scope modification is needed during the contract, the ***PAGBANK*** must formally request it so that we can conduct a technical and commercial feasibility analysis, which will be submitted for subsequent approval.

Any modifications that incur additional costs will be the responsibility of the ***PAGBANK***, provided they are duly approved and formalized through an addendum.

This proposal is an integral part of Service Provision Agreement No. CT:02900/19.

3. ACEITE

Solicitamos que, uma vez aceitos os serviços, produtos e condições descritos nesta proposta, nos seja devolvida uma das vias assinada ou que nos enviem um e-mail confirmando a aceitação.

Caso as partes, por qualquer motivo, não cheguem a um consenso quanto aos termos aqui estabelecidos ou no contrato de serviço, ambas estarão isentas de qualquer tipo de ônus.

A aceitação dos termos e condições desta proposta será configurada pelo "De Acordo" do CLIENTE nesta via.

De acordo: Autorizo a execução dos serviços e o faturamento dos serviços e/ou produtos constantes da proposta nº:

PC_INVILLIA - PAGBANK_OIAPOQUE - FEV25 - V01.

Local e data:____________________________________,

______/______/________

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Nome:

Cargo:

Assinatura:

3. AGREEMENT TO TERMS

We request that, once the services, products, and conditions described in this proposal are accepted, one signed copy be returned to us, or an email confirming acceptance be sent.

If the parties, for any reason, do not reach a consensus on the terms established here or in a service contract, both will be exempt from any type of burden.

Acceptance of the terms and conditions of this proposal will be confirmed by the CLIENT's "Agreement" on this copy.

Agreed: I authorize the execution of the services and the billing of the services and/or products listed in proposal no:

PC_INVILLIA - PAGBANK_OIAPOQUE - FEV25 - V01.

Place and date:____________________________________,

______/______/________

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Name:

Job Title:

Signature:

/company/invillia invillia.ai info@invillia.ai

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Nome:

Cargo:

Assinatura:

____

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Name:

Job Title:

Signature:

____

/company/invillia invillia.ai info@invillia.ai

Docusign Envelope ID: 29C5FE9C-0063-43A5-8430-0FE44191643A

invillia
a compass.uol company
infinite.digital.power_

hello_

we are an infinite way to build {and scale} innovations_

Invillia is a global tech company with strategic hubs in Latin America, Portugal, the United Kingdom, Mexico, and the Netherlands.

You've likely already encountered Invillia through the digital products and services we develop. Our code and ability to innovate empower game-changers who are accelerating and transforming their industries with technology and fresh ideas.

Every digital product can {scale up}, gain technology, and become smarter with our GGF™_

You could be a Fintech, Retailtech, Regtech, Healthtech, Agritech, Mediatech, or Edtech company. Anytech_ Our unique operating model {the Global Growth Framework™, data, people, and action} is designed to enhance each client's performance by combining:
.an incremental approach to technology and product development.
.data, processes, methodologies, cutting-edge tools, and disruptive platforms.
.experience in innovating with companies that are leading revolutions in their industries.

Today, 1 in 5 Brazilian unicorns are Invillia clients.
They are part of our organization, which has more than 1,200 employees working across 9 countries and 260 cities. And the various solutions and services we have access to because we are part of one of the largest digital groups in the country, compass.uol_

invillia. infinite digital power_

invillia
a compass.uol company

invillia
a compass.uol company

Araraquara, 07 de fevereiro de 2025

PC_INVILLIA - PAGBANK_PODOLSK - FEV25 - V01

"Essa proposta faz parte integrante do Contrato de Prestação de Serviços nº CT:02900/19".

Proposta Técnico Comercial Desenvolvida para

PagBank

CLIENTE	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Endereço	Avenida Brigadeiro Faria Lima, 1384
Cidade/UF	São Paulo/SP
CEP	01.451-001
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

CONTRATADA	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Endereço	Rua Padre Duarte, 151 – Centro
Cidade/UF	Araraquara / SP
CEP	14800-902
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

***Nota:** O conteúdo desta proposta destina-se exclusivamente ao **PAGBANK**. O presente documento não deve ser revelado fora de sua organização, não deve ser duplicado, usado ou publicado, no total ou em parte, para qualquer outro propósito que não o de avaliação da proposta ou para acompanhamento do serviço aqui descrito.*

Araraquara, February 07, 2025

PC_INVILLIA - PAGBANK_PODOLSK - FEV25 - V01

"This proposal is an integral part of the Service Provision Agreement No. CT:02900/19".

Commercial Technical Proposal Developed for

PagBank

CUSTOMER	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Address	Avenida Brigadeiro Faria Lima, 1384
City/UF	São Paulo/SP
Zip Code	01.451-001
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

CONTRATADA	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Endereço	Rua Padre Duarte, 151 – Centro
Cidade/UF	Araraquara / SP
CEP	14800-902
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

***Note:** The content of this proposal is intended exclusively for the **PAGBANK**. This document must not be revealed outside your organization, must not be duplicated, used, or published, in whole or in part, for any purpose other than evaluating the proposal or monitoring the service described here.*

/company/invillia invillia.com info@invillia.com

invillia
a compass.uol company

1. PROPOSTA TÉCNICA

1.1. Objeto

A ***INVILLIA*** tem a satisfação de apresentar ao ***PAGBANK***, sua proposta comercial para a utilização dos serviços técnicos especializados em desenvolvimento de software, num modelo de Atendimento Técnico Terceirizado, com o objetivo de garantir a manutenção evolutiva e corretiva de seus produtos através de equipes de desenvolvimento de software altamente qualificadas.

1.2. Escopo da Proposta

As informações técnicas que balizam a elaboração desta proposta podem ser verificadas no documento em anexo ***DD_INVILLIA - PAGBANK_REDUCAO_PODOLSK - FEV25 - V01.pdf***.

1.3. Itens Fora Do Escopo

- A ***INVILLIA*** não fará nenhum tipo de priorização de backlog ou conjunto de requisitos;
- A ***INVILLIA*** auxiliará na gestão dos indicadores de desempenho das equipes perante o escopo definido para os ciclos de projeto. Entretanto, não será responsável por gerir mudanças no escopo (change management). Entende-se que o(s) projeto(s) possuem "escopo aberto".

1.4. Localização Da Execução Dos Serviços

Os serviços serão prestados de forma remota, podendo ser realizados na sede física da ***INVILLIA*** ou no modelo de times distribuídos, quando seus colaboradores estiverem em regime de Teletrabalho, instituído e regulamentado pela lei nº 13.467/17. Cabe ressaltar que sempre que os trabalhos

1. TECHNICAL PROPOSAL

1.1. Object

INVILLIA is pleased to present to the ***PAGBANK*** its comercial proposal for the use of specialized technical services in software development, in an Outsourced Technical Service model, with the aim of guaranteeing the evolutionary and corrective maintenance of its products through development teams highly qualified software developers.

1.2. Scope of the Proposal

The technical information that guides the preparation of this proposal can be seen in the attached document ***DD_INVILLIA - PAGBANK_REDUCAO_PODOLSK - FEV25 - V01.pdf***.

1.3. Out-of-Scope Items

- ***INVILLIA*** will not perform any type of backlog prioritization or set of requirements.
- ***INVILLIA*** will assist in managing the teams' performance indicators within the scope defined for the project cycles. However, it will not be responsible for managing changes in scope (change management). It is understood that the project(s) have an "open scope".

1.4. Location of Execution of Services

The services will be provided remotely and can be carried out at ***INVILLIA 's*** physical headquarters or in the distributed team model, when its employees are teleworking, established, and regulated by law no. 13.467/17. It is worth noting that whenever work requires the presence of ***INVILLIA***

/company/invillia invillia.com info@invillia.com

exigirem a presença dos profissionais da ***INVILLIA*** fora das localidades acima identificadas, a demanda deverá ser submetida previamente para aprovação técnica e comercial, sendo que todos os custos incorridos, serão de responsabilidade da contratante.

1.5. Riscos e Fatores Críticos de Sucesso

Na modalidade proposta, são considerados riscos e pontos de atenção para execução dos serviços:

a) A metodologia e os processos de desenvolvimento serão os da ***INVILLIA***, faremos as adaptações necessárias (a serem discutidas em conjunto entre as empresas) para nos adequarmos aos processos do ***PAGBANK***. Portanto, todas as pessoas devem ser treinadas previamente para melhor aproveitamento;

b) Pouca efetividade no envolvimento de usuários-chave pelo *Product Owner* na definição, priorização e homologação das demandas poderá trazer uma baixa avaliação dos resultados do serviço contratado junto à ***INVILLIA***;

1.6. Premissas

Apresentamos a seguir a lista de premissas assumidas:

a) O contrato será avaliado através de indicadores de desempenho da equipe com SLA definidos e acordados entre as partes;

b) A execução do contrato prevê a alocação de perfis por tempo e quantidade que o ***PAGBANK*** julgar necessário para atendimento das necessidades. Entretanto, deve-se considerar um período máximo de [*****] dias para a ***INVILLIA*** promover na equipe as mudanças solicitadas;

c) serviços serão executados da seguinte forma:

- [*****]
- Finais de semana, feriados e demais horários:

professionals outside the locations identified above, the demand must be previously submitted for technical and commercial approval, and all costs incurred will be the responsibility of the contractor.

1.5. Risks and Critical Success Factors

Proposed modality, risks, and points of attention for the execution of services are considered:

- The methodology and development processes will be those of ***INVILLIA***, we will make the necessary adaptations (to be discussed together between the companies) to adapt to the ***PAGBANK*** processes. Therefore, all people must be trained in advance for better use.
- Little effectiveness in involving key users through *the Product Owner* in the definition, prioritization and approval of demands may result in a low evaluation of the results of the service contracted with ***INVILLIA.***

1.6. Premises

We present below the list of assumptions assumed:

a) The contract will be evaluated using team performance indicators with SLAs defined and agreed between the parties.

b) The execution of the contract provides for the allocation of profiles for the time and quantity that the ***CLIENT*** deems necessary to meet the needs. However, a maximum period of [*****] days must be considered for the ***INVILLIA*** to promote the requested changes to the team.

c) The services will be performed as follows:

- [*****]
- Weekends, holidays, and other times: must be

/company/invillia invillia.com info@invillia.com

deve ser solicitado à ***INVILLIA*** e aprovado previamente pelo ***PAGBANK***. As horas extras utilizadas serão negociadas como folgas (banco de horas sob responsabilidade da ***INVILLIA***) para os integrantes do time, previamente acordado entre as partes envolvidas. Na impossibilidade da retirada das horas extras como folga, haverá o respectivo pagamento do ***PAGBANK***. Fica desde já estabelecido que cada hora extra nesta situação equivale ao dobro da hora normal, valendo o mesmo para situação de pagamento cuja referência será a hora média do time.

requested to ***INVILLIA*** and approved in advance by the ***PAGBANK***. The extra hours used will be negotiated as days off (time bank under the responsibility of ***INVILLIA***) for team members, previously agreed between the parties involved. If it is impossible to withdraw overtime as time off, the ***PAGBANK*** will be paid accordingly. It is already established that each overtime in this situation is equivalent to double the normal hour, the same being valid for payment situations whose reference will be the team's average hour.

d) A troca ou a dispensa de profissionais das equipes deve ser formalmente solicitada pelo ***PAGBANK*** com pelo menos [*****] dias de antecedência. Em caráter de exceção a substituição poderá ser imediata caso o(s) profissional(is) não atue(em) conforme o escopo contratado. Sempre que houver mudanças na composição dos times caberá uma revisão comercial do contrato.

d) The change or dismissal of team professionals must be formally requested by the ***PAGBANK*** at least [*****] days in advance. As an exception, replacement may be immediate if the professional(s) do not perform in accordance with the contracted scope. Whenever there are changes in the composition of the teams, a commercial review of the contract will be necessary.

e) A ***INVILLIA*** estabelecerá ponto focal de contato para resolução de conflitos e gestão dos SLA´s;

e) ***INVILLIA*** will establish a focal point of contact for resolving conflicts and managing SLAs.

f) O início dos serviços descritos no corpo desta proposta estará condicionado à assinatura e aceite desta proposta, por parte do ***PAGBANK***, no item 03, bem como tempo de adequação do atendimento por parte da ***INVILLIA***.

The start of the services described in the body of this proposal will be subject to the signature and acceptance of this proposal, by the ***PAGBANK***, in item 03, as well as time for the service to be adapted by the ***INVILLIA***.

/company/invillia invillia.com info@invillia.com

invillia
a compass.uol company

2. PROPOSTA COMERCIAL

2.1. Valor do Investimento

Para atender as necessidades do ***PAGBANK*** a ***INVILLIA*** propõe o seguinte investimento e composição de time:

VALOR MENSAL COM IMPOSTOS
[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]

- **IMPORTANTE:** No caso de entrega parcial dos serviços, em uma ou mais posições contratadas, o faturamento será realizado de forma proporcional, observando o período efetivo da prestação dos serviços.

2.1.1. Gestão INVILLIA

Integrada ao Time de Desenvolvimento, a prestação de serviço abrange uma robusta estrutura de gestão, essencial para manter os níveis de serviço. Estes perfis estratégicos estão incluídos no contrato sem gerar custos adicionais, refletindo nosso compromisso em oferecer uma parceria de valor e qualidade. A estrutura é composta pelos seguintes perfis: **Development Manager:**

- Gerencia uma equipe multidisciplinar, visando garantir e acelerar a entrega de valor dos serviços ***INVILLIA*** com excelência.
- Impulsiona um ambiente colaborativo que potencializa o crescimento das equipes sob sua gestão direta ou indireta, mantendo-as engajadas, motivadas e alinhadas à cultura da ***INVILLIA*** e do cliente.

2. COMMERCIAL PROPOSAL

2.1. Amount Of the Investment

To meet the needs of the ***PAGBANK, INVILLIA*** proposes the following investment and team composition:

MONTHLY AMOUNT WITH TAXES
[*****]
[*****]

QTY	PROFILE
	[*****]
	[*****]
	[*****]

- **IMPORTANT:** In the case of partial delivery of services, in one or more contracted positions, billing will be carried out proportionally, observing the effective period of service provision.

2.1.1. INVILLIA Management

Integrated into the Development Team, service provision encompasses a robust management structure, essential for maintaining service levels. These strategic profiles are included in the contract without generating additional costs, reflecting our commitment to offering a partnership of value and quality. The structure is made up of the following profiles: **Development Manager:**

- Manages a multidisciplinary team, aiming to guarantee and accelerate the delivery of value from ***INVILLIA*** services with excellence.

  Promotes a collaborative environment that enhances the growth of teams under its direct or indirect management, keeping them engaged, motivated, and aligned with the culture of

/company/invillia invillia.com info@invillia.com

invillia
a compass.uol company

- Colabora diretamente com os gestores na condução de contratos, ações comerciais e alinhamentos técnicos para a evolução da parceria.

Technical Development Leader:

- Lidera a construção de produtos e serviços digitais, adaptando-se à cultura de resultados conforme as necessidades do cliente.
- Possui expertise em tecnologias e frameworks de desenvolvimento de software, promovendo uma relação sustentável pautada por parceria, credibilidade e confiança, orientada pela inovação, simplicidade e melhoria contínua.
- Mantém a interface primária com gestores e técnicos do parceiro no cotidiano dos times, facilitando alinhamentos, acionamentos, feedbacks, gestão dos plantonistas e gestão funcional das equipes.

2.2. Condição De Faturamento

A cobrança pelos serviços será feita mensalmente mediante FATURA apresentada ao cliente considerando o valor mensal do contrato, suas características de despesas adicionais - item 2.4, bem como características de reajustamento estabelecidas no item 2.5.

O pagamento será realizado por depósito bancário com vencimento [*****] dias após a emissão da nota fiscal, ou de acordo com as instruções dadas pela ***INVILLIA*** na oportunidade do faturamento.

O valor mensal do time aqui proposto é fixo e não sofrerá variações durante a execução do contrato, mesmo nos períodos de férias dos membros do time.

INVILLIA and the client.

- Collaborates directly with managers in conducting contracts, commercial actions, and technical alignments for the evolution of the partnership.

Technical Development Leader:

- Leads the construction of digital products and services, adapting to the culture of results according to the client's needs.
- Has expertise in software development technologies and frameworks, promoting a sustainable relationship based on partnership, credibility, and trust, guided by innovation, simplicity, and continuous improvement.
- Maintains the primary interface with the partner's managers and technicians in the teams' daily lives, facilitating alignments, activations, feedback, management of those on duty and functional management of the teams.

2.2. Billing Requirements

Billing for services will be made monthly through an INVOICE presented to the customer considering the monthly value of the contract, its additional expense characteristics - item 2.4, as well as readjustment characteristics established in item 2.5.

Payment will be made by bank deposit due [*****] days after issuance of the invoice, or in accordance with the instructions given by ***INVILLIA*** at the invoicing opportunity. The team's monthly fee proposed here is fixed and will not vary during the execution of the contract, even during team members' vacation periods.

/company/invillia invillia.com info@invillia.com

invillia
a compass.uol company

O atraso no pagamento acarretará multa de [*****] e juros de [*****] ao mês, além da suspensão da prestação de serviços aqui descritos após [*****] dias de atraso.

Late payment will result in a fine of [*****] and interest of [*****] per month, in addition to the suspension of the provision of services described here after [*****] days of delay.

2.3. Validade Dos Serviços

2.3. Validity of Services

Esta contratação duração de [*****] *meses*, podendo ser automaticamente renovada por períodos iguais, caso não haja manifestação contrária por escrito de nenhuma das partes.

A contratação poderá ser cancelada a qualquer momento por qualquer uma das partes, avisando a outra parte com [*****] dias de antecedência.

Para aumento do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Para redução parcial do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Observação: o contrato passa a valer, a partir da anuência do cliente e início das atividades, independente da data de assinatura do contrato. A cobrança da mesma forma será retroativa.

This contract duration is going to be of [*****] months, and it can be automatically renewed for equals periods, if there is no written statement by any of the parties.

The contract may be canceled at any time by either party, giving notice to the other party [*****] days in advance.

To increase the team, formal communication from the client is required at least [*****] days in advance.

For partial team reduction, formal communication from the client is required at least [*****] days in advance.

Note: the contract becomes valid upon the customer's consent and the start of activities, regardless of the date of signing the contract. The charge will also be retroactive.

2.4. Despesas Acessórias Gerais

2.4. General Ancillary Expenses

Todas as despesas com deslocamento, hospedagens, estacionamentos, adiantamentos, reembolsos e passagens do (s) profissional (ais) da ***INVILLIA***, para a prestação dos serviços nas dependências da ***PAGBANK*** ou qualquer outro local solicitado pelo cliente, ocorrerá por conta da própria ***PAGBANK*** seguindo sua política de reembolso.

Caso seja necessário a emissão de Nota Fiscal de Serviços para pagamento das despesas, os valores serão acrescidos dos encargos tributários no montante de [*****]

All expenses with travel, accommodation, parking, advances, reimbursements, and tickets for the ***INVILLIA*** professional(s), for the provision of services at the ***PAGBANK 's*** premises or any other location requested by the client, will be borne by the ***PAGBANK*** itself following your refund policy.

If it is necessary to issue a Services Invoice to pay expenses, the amounts will be increased by tax charges in the amount of [*****]

2.5. Reajustamento

2.5. Readjustment

O valor mensal será reajustado a cada [*****] meses, a partir do aceite desta proposta, tomando-se como base para o

The monthly value will be adjusted every [*****] months, from the acceptance of this proposal, taking as a basis for the

/company/invillia invillia.com info@invillia.com

invillia
a compass.uol company

reajuste, o IPCA-IBGE ou outro índice que venha a ser negociado entre a ***INVILLIA*** e o ***PAGBANK***.
Qualquer alteração no objeto contratual, será formalizado um novo aditivo contratual.

2.6. Impostos

Todos os impostos vigentes (PIS, COFINS, ISS, IR, CSLL), bem como encargos trabalhistas estão inclusos no valor da proposta.
Todavia, se após a apresentação desta proposta forem criados quaisquer encargos, impostos, tributos, contribuições fiscais e parafiscais, ou caso as alíquotas atuais sejam de qualquer maneira majoradas, os preços devem ser revisados mediante acordo entre as partes.

2.7. Validade Da Proposta

Esta proposta é válida até o dia [*****]

2.8. Acordo De Confidencialidade

Ambas as partes concordam em tratar como sigilosas e confidenciais todas as informações escritas a que tiverem acesso, documentos e demais materiais, que contenham informações técnicas, econômicas ou de mercado, não disponibilizando tais informações a quaisquer terceiros, salvo a autorização escrita em contrário da outra parte.

2.9. Considerações Gerais

Para organizar a agenda dos profissionais envolvidos no modelo de atendimento proposto é necessário consultar a disponibilidade de início.

adjustment, the IPCA-IBGE or another index that may be negotiated between ***INVILLIA*** and the ***PAGBANK***.
Any change to the contractual object will result in a new contractual amendment being formalized.

2.6. Taxes

All current taxes (PIS, COFINS, ISS, IR, CSLL), as well as labor charges are included in the proposal value.

However, if after the presentation of this proposal any charges, taxes, taxes, fiscal and para-fiscal contributions are created, or if the current rates are increased in any way, the prices must be revised by agreement between the parties.

2.7. Proposal Validity

This proposal is valid until [*****]

2.8. Confidentiality Clause

Both parties agree to treat as confidential and confidential all written information to which they have access, documents, and other materials, which contain technical, economic or market information, not making such information available to any third parties, except with written authorization to the contrary from the other. part.

2.9. General considerations

To organize the schedule of the professionals involved in the proposed service model, it is necessary to check the availability for the start.

/company/invillia invillia.com info@invillia.com

Entraremos em contato com o ***PAGBANK*** para definir, de comum acordo, a data de início da equipe. Caso seja necessário promover alguma modificação no escopo durante o contrato, o ***PAGBANK*** deverá solicitá-la formalmente, para que possamos realizar uma análise de viabilidade técnica e comercial, que será submetida à aprovação posterior.

As modificações que gerarem custos adicionais serão de responsabilidade do ***PAGBANK,*** desde que devidamente aprovadas e formalizadas através de documento aditivo.

Essa proposta é parte integrante do Contrato de Prestação de Serviços nº CT:02900/19.

We will contact the ***PAGBANK*** to mutually agree on the start date of the team. If any scope modification is needed during the contract, the ***PAGBANK*** must formally request it so that we can conduct a technical and commercial feasibility analysis, which will be submitted for subsequent approval.

Any modifications that incur additional costs will be the responsibility of the ***PAGBANK***, provided they are duly approved and formalized through an addendum.

This proposal is an integral part of Service Provision Agreement No. CT:02900/19.

3. ACEITE

Solicitamos que, uma vez aceitos os serviços, produtos e condições descritos nesta proposta, nos seja devolvida uma das vias assinada ou que nos enviem um e-mail confirmando a aceitação.

Caso as partes, por qualquer motivo, não cheguem a um consenso quanto aos termos aqui estabelecidos ou no contrato de serviço, ambas estarão isentas de qualquer tipo de ônus.

A aceitação dos termos e condições desta proposta será configurada pelo "De Acordo" do CLIENTE nesta via.

3. AGREEMENT TO TERMS

We request that, once the services, products, and conditions described in this proposal are accepted, one signed copy be returned to us, or an email confirming acceptance be sent.

If the parties, for any reason, do not reach a consensus on the terms established here or in a service contract, both will be exempt from any type of burden.

Acceptance of the terms and conditions of this proposal will be confirmed by the CLIENT's "Agreement" on this copy.

/company/invillia invillia.com info@invillia.com

De acordo: Autorizo a execução dos serviços e o faturamento dos serviços e/ou produtos constantes da proposta nº:

PC_INVILLIA - PAGBANK_PODOLSK - FEV25 - V01

Local e data:____,

_______/_______/_________

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Nome:

Cargo:

Assinatura:

____

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Nome:

Cargo:

Assinatura:

____

Agreed: I authorize the execution of the services and the billing of the services and/or products listed in proposal no:

PC_INVILLIA - PAGBANK_PODOLSK - FEV25 - V01

Place and date:____,

_______/_______/_________

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Name:

Job Title:

Signature:

____

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Name:

Job Title:

Signature:

____

/company/invillia invillia.com info@invillia.com

Docusign Envelope ID: 29C5FE9C-0063-43A5-8430-0FE44191643A

invillia
Tech Partners:
NXT_ GEN TECH
WE ARE PART OF
AI® REVOLUTION
Invillia's mission is to revolutionize the way all innovation is created. Speeding up and adding more intelligence
in the development of any digital solution_

invillia
a compass.uol company

{* Welcome to the
FUTURE OF INNOVATION

Invillia is revolutionizing the way innovation is created and developed. We are a global tech company with strategic hubs in Latin America, Portugal, the United Kingdom, Mexico, and the Netherlands.

You've surely already interacted with the digital products and services we've developed. Our expertise in integrating AI models and platforms enhances the innovation capabilities of companies—from fintechs to agritechs—turning ideas into reality with efficiency and intelligence.

Whatever you can imagine, we're here to make it happen with strategy, technology, and the expertise of top tech talents. Our goal is to pool our collective intelligence and create smarter, more efficient solutions, revolutionizing processes and exceeding expectations.

When you work with Invillia, your development capabilities are enhanced by **Nxt_Gen** Devs, certified and trained professionals equipped with state-of-the-art technology. We have integrated AI and automation tools throughout the entire development cycle, exponentially increasing efficiency.

We are part of **AI/R**, the AI Revolution Group, with a mission to reinvent tech consulting and transform any digital product or service by incorporating artificial intelligence. We are always on the lookout for new solutions, combining our expertise with that of our clients to create extraordinary innovations.

Invillia. The Nxt_ Gen Tech_

invillia
a compass.uol company

Araraquara, 13 de Fevereiro de 2025

PC_INVILLIA - PAGBANK_REDUCAO_BELFAST - JAN25 - V01

Essa proposta faz parte integrante do Contrato de Prestação de Serviços nº CT:02900/19

Proposta Técnico Comercial Desenvolvida para

PagBank

CLIENTE	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Endereço	Avenida Brigadeiro Faria Lima, 1384
Cidade/UF	São Paulo/SP
CEP	01.451-001
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

CONTRATADA	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Endereço	Rua Padre Duarte, 151 – Centro
Cidade/UF	Araraquara / SP
CEP	14800-902
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

***Nota:** O conteúdo desta proposta destina-se exclusivamente ao **PAGBANK**. O presente documento não deve ser revelado fora de sua organização, não deve ser duplicado, usado ou publicado, no total ou em parte, para qualquer outro propósito que não o de avaliação da proposta ou para acompanhamento do serviço aqui descrito.*

Araraquara, February 13, 2025

PC_INVILLIA - PAGBANK_REDUCAO_BELFAST - JAN25 - V01

This proposal is an integral part of the Service Provision Agreement No. CT:02900/19.

Commercial Technical Proposal Developed for

PagBank

CUSTOMER	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Address	Avenida Brigadeiro Faria Lima, 1384
City/UF	São Paulo/SP
Zip Code	01.451-001
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

COMPANY	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Address	Rua Padre Duarte, 151 – Centro
City/UF	Araraquara / SP
Zip code	14800-902
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

Note: The content of this proposal is intended exclusively for the ***PAGBANK***. This document must not be revealed outside your organization, must not be duplicated, used, or published, in whole or in part, for any purpose other than evaluating the proposal or monitoring the service described here.

1. PROPOSTA TÉCNICA

1.1. Objeto

A ***INVILLIA*** tem a satisfação de apresentar ao ***PAGBANK***, sua proposta comercial para a utilização dos serviços técnicos especializados em desenvolvimento de software, num modelo de Atendimento Técnico Terceirizado, com o objetivo de garantir a manutenção evolutiva e corretiva de seus produtos através de equipes de desenvolvimento de software altamente qualificadas.

1.2. Escopo da Proposta

As informações técnicas que balizam a elaboração desta proposta podem ser verificadas no documento em anexo ***DD_INVILLIA - PAGBANK_REDUCAO_BELFAST - FEV25 - V01.pdf.***

1.3. Itens Fora Do Escopo

- A ***INVILLIA*** não fará nenhum tipo de priorização de backlog ou conjunto de requisitos;
- A ***INVILLIA*** auxiliará na gestão dos indicadores de desempenho das equipes perante o escopo definido para os ciclos de projeto. Entretanto, não será responsável por gerir mudanças no escopo (change management). Entende-se que o(s) projeto(s) possuem "escopo aberto".

1.4. Localização Da Execução Dos Serviços

Os serviços serão prestados de forma remota, podendo ser realizados na sede física da ***INVILLIA*** ou no modelo de times distribuídos, quando seus colaboradores estiverem em regime de Teletrabalho, instituído e regulamentado pela lei nº 13.467/17. Cabe ressaltar que sempre que os trabalhos exigirem a presença dos profissionais da ***INVILLIA*** fora das

1 TECHNICAL PROPOSAL

1.1. Object

INVILLIA is pleased to present to the ***PAGBANK*** its comercial proposal for the use of specialized technical services in software development, in an Outsourced Technical Service model, with the aim of guaranteeing the evolutionary and corrective maintenance of its products through development teams highly qualified software developers.

1.2. Scope of the Proposal

The technical information that guides the preparation of this proposal can be seen in the attached document ***DD_INVILLIA - PAGBANK_REDUCAO_BELFAST - FEV25 - V01.pdf.***

1.3. Out-of-Scope Items

- ***INVILLIA*** will not perform any type of backlog prioritization or set of requirements.
- ***INVILLIA*** will assist in managing the teams' performance indicators within the scope defined for the project cycles. However, it will not be responsible for managing changes in scope (change management). It is understood that the project(s) have an "open scope".

1.4. Location of Execution of Services

The services will be provided remotely and can be carried out at ***INVILLIA 's*** physical headquarters or in the distributed team model, when its employees are teleworking, established, and regulated by law no. 13.467/17. It is worth noting that whenever work requires the presence of ***INVILLIA***

/company/invillia invillia.ai info@invillia.ai

invillia

localidades acima identificadas, a demanda deverá ser submetida previamente para aprovação técnica e comercial, sendo que todos os custos incorridos, serão de responsabilidade da contratante.

professionals outside the locations identified above, the demand must be previously submitted for technical and commercial approval, and all costs incurred will be the responsibility of the contractor.

1.5. Riscos e Fatores Críticos de Sucesso

Na modalidade proposta, são considerados riscos e pontos de atenção para execução dos serviços:

- A metodologia e os processos de desenvolvimento serão os da ***INVILLIA***, faremos as adaptações necessárias (a serem discutidas em conjunto entre as empresas) para nos adequarmos aos processos do ***PAGBANK***. Portanto, todas as pessoas devem ser treinadas previamente para melhor aproveitamento;
- Pouca efetividade no envolvimento de usuários-chave pelo *Product Owner* na definição, priorização e homologação das demandas poderá trazer uma baixa avaliação dos resultados do serviço contratado junto à ***INVILLIA***;

1.5. Risks and Critical Success Factors

Proposed modality, risks, and points of attention for the execution of services are considered:

- The methodology and development processes will be those of ***INVILLIA***, we will make the necessary adaptations (to be discussed together between the companies) to adapt to the ***PAGBANK*** processes. Therefore, all people must be trained in advance for better use.
- Little effectiveness in involving key users through the Product Owner in the definition, prioritization and approval of demands may result in a low evaluation of the results of the service contracted with ***INVILLIA***.

1.6. Premissas

Apresentamos a seguir a lista de premissas assumidas:

a) O contrato será avaliado através de indicadores de desempenho da equipe com SLA definidos e acordados entre as partes;

b) A execução do contrato prevê a alocação de perfis por tempo e quantidade que o ***PAGBANK*** julgar necessário para atendimento das necessidades. Entretanto, deve-se considerar um período máximo de [*****] dias para a ***INVILLIA*** promover na equipe as mudanças solicitadas;

c) Os serviços serão executados da seguinte forma:

- [*****]
- Finais de semana, feriados e demais horários: deve ser solicitado à ***INVILLIA*** e aprovado previamente pelo ***PAGBANK***. As horas extras utilizadas serão negociadas como folgas (banco de horas sob responsabilidade da ***INVILLIA***) para os integrantes do time, previamente acordado entre as partes envolvidas. Na impossibilidade da retirada das horas extras como folga, haverá o respectivo pagamento do ***PAGBANK***. Fica desde já estabelecido que cada hora extra nesta situação equivale ao dobro da hora normal, valendo o mesmo para situação de pagamento cuja referência será a hora

1.6. Premises

We present below the list of assumptions assumed:

a) The contract will be evaluated using team performance indicators with SLAs defined and agreed between the parties.

b) The execution of the contract provides for the allocation of profiles for the time and quantity that the ***PAGBANK*** deems necessary to meet the needs. However, a maximum period of [*****] days must be considered for the ***INVILLIA*** to promote the requested changes to the team.

c) The services will be performed as follows:

[*****]

- Weekends, holidays, and other times: must be requested to ***INVILLIA*** and approved in advance by the ***PAGBANK***. The extra hours used will be negotiated as days off (time bank under the responsibility of ***INVILLIA***) for team members, previously agreed between the parties involved. If it is impossible to withdraw overtime as time off, the ***PAGBANK*** will be paid accordingly. It is already established that each overtime in this situation is equivalent to double the normal hour, the same being valid for payment situations whose reference will be the team's average hour.

/company/invillia invillia.ai info@invillia.ai

invillia

média do time.

d) A troca ou a dispensa de profissionais das equipes deve ser formalmente solicitada pelo ***PAGBANK*** com pelo menos [*****] dias de antecedência. Em caráter de exceção a substituição poderá ser imediata caso o(s) profissional(is) não atue(em) conforme o escopo contratado. Sempre que houver mudanças na composição dos times caberá uma revisão comercial do contrato.

e) A ***INVILLIA*** estabelecerá ponto focal de contato para resolução de conflitos e gestão dos SLA´s;

f) O início dos serviços descritos no corpo desta proposta estará condicionado à assinatura e aceite desta proposta, por parte do ***PAGBANK***, no item 03, bem como tempo de adequação do atendimento por parte da ***INVILLIA***.

d) The change or dismissal of team professionals must be formally requested by the ***PAGBANK*** at least [*****] days in advance. As an exception, replacement may be immediate if the professional(s) do not perform in accordance with the contracted scope. Whenever there are changes in the composition of the teams, a commercial review of the contract will be necessary.

e) ***INVILLIA*** will establish a focal point of contact for resolving conflicts and managing SLAs.

f) The start of the services described in the body of this proposal will be subject to the signature and acceptance of this proposal, by the ***PAGBANK***, in item 03, as well as time for the service to be adapted by the ***INVILLIA***.

/company/invillia invillia.ai info@invillia.ai

invillia

2. PROPOSTA COMERCIAL

2.1. Valor do Investimento

Para atender as necessidades do ***PAGBANK*** a ***INVILLIA*** propõe o seguinte investimento e composição de time:

VALOR MENSAL COM IMPOSTOS

[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]
	[*****]
	[*****]
	[*****]

- **IMPORTANTE:** No caso de entrega parcial dos serviços, em uma ou mais posições contratadas, o faturamento será realizado de forma proporcional, observando o período efetivo da prestação dos serviços.

2.1.1. Gestão INVILLIA

Integrada ao Time de Desenvolvimento, a prestação de serviço abrange uma robusta estrutura de gestão, essencial para manter os níveis de serviço. Estes perfis estratégicos estão incluídos no contrato sem gerar custos adicionais, refletindo nosso compromisso em oferecer uma parceria de valor e qualidade. A estrutura é composta pelos seguintes perfis:

2. COMMERCIAL PROPOSAL

2.1. Amount Of the Investment

To meet the needs of the ***PAGBANK, INVILLIA*** proposes the following investment and team composition:

MONTHLY AMOUNT WITH TAXES

[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]
	[*****]
	[*****]
	[*****]

- **IMPORTANT:** In the case of partial delivery of services, in one or more contracted positions, billing will be carried out proportionally, observing the effective period of service provision.

2.1.1. INVILLIA Management

Integrated into the Development Team, service provision encompasses a robust management structure, essential for maintaining service levels. These strategic profiles are included in the contract without generating additional costs, reflecting our commitment to offering a partnership of value and quality. The structure is made up of the following profiles:

invillia

Development Manager:

- Gerencia uma equipe multidisciplinar, visando garantir e acelerar a entrega de valor dos serviços ***INVILLIA*** com excelência.
- Impulsiona um ambiente colaborativo que potencializa o crescimento das equipes sob sua gestão direta ou indireta, mantendo-as engajadas, motivadas e alinhadas à cultura da ***INVILLIA*** e do cliente.
- Colabora diretamente com os gestores na condução de contratos, ações comerciais e alinhamentos técnicos para a evolução da parceria.

Development Manager:

- Manages a multidisciplinary team, aiming to guarantee and accelerate the delivery of value from ***INVILLIA*** services with excellence.
- Promotes a collaborative environment that enhances the growth of teams under its direct or indirect management, keeping them engaged, motivated, and aligned with the culture of INVILLIA and the client.
- Collaborates directly with managers in conducting contracts, commercial actions, and technical alignments for the evolution of the partnership.

Technical Development Leader:

- Lidera a construção de produtos e serviços digitais, adaptando-se à cultura de resultados conforme as necessidades do cliente.
- Possui expertise em tecnologias e frameworks de desenvolvimento de software, promovendo uma relação sustentável pautada por parceria, credibilidade e confiança, orientada pela inovação, simplicidade e melhoria contínua.
- Mantém a interface primária com gestores e técnicos do parceiro no cotidiano dos times, facilitando alinhamentos, acionamentos, feedbacks, gestão dos plantonistas e gestão funcional das equipes.

Technical Development Leader:

- Leads the construction of digital products and services, adapting to the culture of results according to the client's needs.
- Has expertise in software development technologies and frameworks, promoting a sustainable relationship based on partnership, credibility, and trust, guided by innovation, simplicity, and continuous improvement.
- Maintains the primary interface with the partner's managers and technicians in the teams' daily lives, facilitating alignments, activations, feedback, management of those on duty and functional management of the teams.

2.2. Condição De Faturamento

A cobrança pelos serviços será feita mensalmente mediante FATURA apresentada ao cliente considerando o valor mensal do contrato, suas características de despesas adicionais - item 2.4, bem como características de reajustamento estabelecidas no item 2.5.

O pagamento será realizado por depósito bancário com

2.2. Billing Requirements

Billing for services will be made monthly through an INVOICE presented to the customer considering the monthly value of the contract, its additional expense characteristics - item 2.4, as well as readjustment characteristics established in item 2.5.

Payment will be made by bank deposit due [*****] days after

invillia

vencimento [*****] dias após a emissão da nota fiscal, ou de acordo com as instruções dadas pela ***INVILLIA*** na oportunidade do faturamento.

O valor mensal do time aqui proposto é fixo e não sofrerá variações durante a execução do contrato, mesmo nos períodos de férias dos membros do time.

O atraso no pagamento acarretará multa de [*****] e juros de [*****] ao mês, além da suspensão da prestação de serviços aqui descritos após [*****] dias de atraso.

issuance of the invoice, or in accordance with the instructions given by ***INVILLIA*** at the invoicing opportunity.

The team's monthly fee proposed here is fixed and will not vary during the execution of the contract, even during team members' vacation periods.

Late payment will result in a fine of [*****] and interest of [*****] per month, in addition to the suspension of the provision of services described here after [*****] days of delay.

2.3. Validade Dos Serviços

Esta contratação terá duração inicial de [*****] *meses*, podendo ser automaticamente renovada por períodos iguais, caso não haja manifestação contrária por escrito de nenhuma das partes.

A contratação poderá ser cancelada a qualquer momento por qualquer uma das partes, avisando a outra parte com [*****] dias de antecedência.

Para aumento do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Para redução parcial do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Observação: o contrato passa a valer, a partir da anuência do cliente e início das atividades, independente da data de assinatura do contrato. A cobrança da mesma forma será retroativa.

2.3. Validity of Services

This contract will have an initial duration of [*****] months and may be automatically renewed for equal periods, unless either party provides written notice to the contrary.

The contract may be canceled at any time by either party, giving notice to the other party [*****] days in advance.

To increase the team, formal communication from the client is required at least [*****] days in advance.

For partial team reduction, formal communication from the client is required at least [*****] days in advance.

Note: the contract becomes valid upon the customer's consent and the start of activities, regardless of the date of signing the contract. The charge will also be retroactive.

2.4. Despesas Acessórias Gerais

Todas as despesas com deslocamento, hospedagens, estacionamentos, adiantamentos, reembolsos e passagens do (s) profissional (ais) da ***INVILLIA***, para a prestação dos serviços nas dependências da ***PAGBANK*** ou qualquer outro local solicitado pelo cliente, ocorrerá por conta da própria ***PAGBANK*** seguindo sua política de reembolso.

2.4. General Ancillary Expenses

All expenses with travel, accommodation, parking, advances, reimbursements, and tickets for the ***INVILLIA*** professional(s), for the provision of services at the ***PAGBANK 's*** premises or any other location requested by the client, will be borne by the ***PAGBANK*** itself following your refund policy.

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Caso seja necessário a emissão de Nota Fiscal de Serviços para pagamento das despesas, os valores serão acrescidos dos encargos tributários no montante de [*****]

2.5. Reajustamento

O valor mensal será reajustado a cada [*****] meses, a partir do aceite desta proposta, tomando-se como base para o reajuste, o IPCA-IBGE ou outro índice que venha a ser negociado entre a ***INVILLIA*** e o ***PAGBANK***.
Qualquer alteração no objeto contratual, será formalizado um novo aditivo contratual.

2.6. Impostos

Todos os impostos vigentes (PIS, COFINS, ISS, IR, CSLL), bem como encargos trabalhistas estão inclusos no valor da proposta.
Todavia, se após a apresentação desta proposta forem criados quaisquer encargos, impostos, tributos, contribuições fiscais e parafiscais, ou caso as alíquotas atuais sejam de qualquer maneira majoradas, os preços devem ser revisados mediante acordo entre as partes.

2.7. Validade Da Proposta

Esta proposta é válida até o dia [*****]

2.8. Acordo De Confidencialidade

Ambas as partes concordam em tratar como sigilosas e confidenciais todas as informações escritas a que tiverem acesso, documentos e demais materiais, que contenham informações técnicas, econômicas ou de mercado, não disponibilizando tais informações a quaisquer terceiros, salvo a autorização escrita em contrário da outra parte.

If it is necessary to issue a Services Invoice to pay expenses, the amounts will be increased by tax charges in the amount of [*****]

2.5. Readjustment

The monthly value will be adjusted every [*****] months, from the acceptance of this proposal, taking as a basis for the adjustment, the IPCA-IBGE or another index that may be negotiated between ***INVILLIA*** and the ***PAGBANK***.
Any change to the contractual object will result in a new contractual amendment being formalized.

2.6. Taxes

All current taxes (PIS, COFINS, ISS, IR, CSLL), as well as labor charges are included in the proposal value.

However, if after the presentation of this proposal any charges, taxes, taxes, fiscal and para-fiscal contributions are created, or if the current rates are increased in any way, the prices must be revised by agreement between the parties.

2.7. Proposal Validity

This proposal is valid until [*****]

2.8. Confidentiality Clause

Both parties agree to treat as confidential and confidential all written information to which they have access, documents, and other materials, which contain technical, economic or market information, not making such information available to any third parties, except with written authorization to the contrary from the other. part.

2.9. General considerations

invillia

2.9. Considerações Gerais

Para organizar a agenda dos profissionais envolvidos no modelo de atendimento proposto é necessário consultar a disponibilidade de início.

Entraremos em contato com o ***PAGBANK*** para definir, de comum acordo, a data de início da equipe. Caso seja necessário promover alguma modificação no escopo durante o contrato, o ***PAGBANK*** deverá solicitá-la formalmente, para que possamos realizar uma análise de viabilidade técnica e comercial, que será submetida à aprovação posterior.

As modificações que gerarem custos adicionais serão de responsabilidade do ***PAGBANK,*** desde que devidamente aprovadas e formalizadas através de documento aditivo.

Essa proposta é parte integrante do Contrato de Prestação de Serviços nº CT:02900/19.

3. ACEITE

Solicitamos que, uma vez aceitos os serviços, produtos e condições descritos nesta proposta, nos seja devolvida uma das vias assinada ou que nos enviem um e-mail confirmando a aceitação.

Caso as partes, por qualquer motivo, não cheguem a um consenso quanto aos termos aqui estabelecidos ou no contrato de serviço, ambas estarão isentas de qualquer tipo de ônus.

A aceitação dos termos e condições desta proposta será configurada pelo "De Acordo" do CLIENTE nesta via.

De acordo: Autorizo a execução dos serviços e o faturamento dos serviços e/ou produtos constantes da proposta nº: **PC_INVILLIA - PAGBANK_REDUCAO_BELFAST - FEV25 - V01.**

Local e data:____________________________________,

_________/______/________

To organize the schedule of the professionals involved in the proposed service model, it is necessary to check the availability for the start.

We will contact the ***PAGBANK*** to mutually agree on the start date of the team. If any scope modification is needed during the contract, the ***PAGBANK*** must formally request it so that we can conduct a technical and commercial feasibility analysis, which will be submitted for subsequent approval.

Any modifications that incur additional costs will be the responsibility of the ***PAGBANK***, provided they are duly approved and formalized through an addendum.

This proposal is an integral part of Service Provision Agreement No. CT:02900/19.

3. AGREEMENT TO TERMS

We request that, once the services, products, and conditions described in this proposal are accepted, one signed copy be returned to us, or an email confirming acceptance be sent.

If the parties, for any reason, do not reach a consensus on the terms established here or in a service contract, both will be exempt from any type of burden.

Acceptance of the terms and conditions of this proposal will be confirmed by the CLIENT's "Agreement" on this copy.

Agreed: I authorize the execution of the services and the billing of the services and/or products listed in proposal no: **PC_INVILLIA - PAGBANK_REDUCAO_BELFAST - FEV25 - V01.**

Place and date:____________________________________,

______/______/________

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Nome:

Cargo:

Assinatura:

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Nome:

Cargo:

Assinatura:

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Name:

Job Title:

Signature:

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Name:

Job Title:

Signature:

/company/invillia invillia.ai info@invillia.ai

{* Welcome to the

FUTURE OF INNOVATION

Invillia is revolutionizing the way innovation is created and developed. We are a global tech company with strategic hubs in Latin America, Portugal, the United Kingdom, Mexico, and the Netherlands.

You've surely already interacted with the digital products and services we've developed. Our expertise in integrating AI models and platforms enhances the innovation capabilities of companies—from fintechs to agritechs—turning ideas into reality with efficiency and intelligence.

Whatever you can imagine, we're here to make it happen with strategy, technology, and the expertise of top tech talents. Our goal is to pool our collective intelligence and create smarter, more efficient solutions, revolutionizing processes and exceeding expectations.

When you work with Invillia, your development capabilities are enhanced by **Nxt_Gen Devs**, certified and trained professionals equipped with state-of-the-art technology. We have integrated AI and automation tools throughout the entire development cycle, exponentially increasing efficiency.

We are part of **AI/R**, the AI Revolution Group, with a mission to reinvent tech consulting and transform any digital product or service by incorporating artificial intelligence. We are always on the lookout for new solutions, combining our expertise with that of our clients to create extraordinary innovations.

Invillia. The Nxt_ Gen Tech_

invillia

Araraquara, 13 de Fevereiro de 2025

PC_INVILLIA - PAGBANK_REDUCAO_MUNICH - FEV25 - V01

Essa proposta faz parte integrante do Contrato de Prestação de Serviços nº CT:02900/19

Proposta Técnico Comercial Desenvolvida para

PagBank

CLIENTE	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Endereço	Avenida Brigadeiro Faria Lima, 1384
Cidade/UF	São Paulo/SP
CEP	01.451-001
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

CONTRATADA	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Endereço	Rua Padre Duarte, 151 – Centro
Cidade/UF	Araraquara / SP
CEP	14800-902
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

***Nota:** O conteúdo desta proposta destina-se exclusivamente ao **PAGBANK**. O presente documento não deve ser revelado fora de sua organização, não deve ser duplicado, usado ou publicado, no total ou em parte, para qualquer outro propósito que não o de avaliação da proposta ou para acompanhamento do serviço aqui descrito.*

Araraquara, February 13, 2025

PC_INVILLIA - PAGBANK_ REDUCAO_ MUNICH - FEV25 - V01

This proposal is an integral part of the Service Provision Agreement No. CT:02900/19.

Commercial Technical Proposal Developed for

PagBank

CUSTOMER	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Address	Avenida Brigadeiro Faria Lima, 1384
City/UF	São Paulo/SP
Zip Code	01.451-001
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

COMPANY	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Address	Rua Padre Duarte, 151 – Centro
City/UF	Araraquara / SP
Zip code	14800-902
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

Note: The content of this proposal is intended exclusively for the ***PAGBANK***. This document must not be revealed outside your organization, must not be duplicated, used, or published, in whole or in part, for any purpose other than evaluating the proposal or monitoring the service described here.

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1. PROPOSTA TÉCNICA

1.1. Objeto

A ***INVILLIA*** tem a satisfação de apresentar ao ***PAGBANK***, sua proposta comercial para a utilização dos serviços técnicos especializados em desenvolvimento de software, num modelo de Atendimento Técnico Terceirizado, com o objetivo de garantir a manutenção evolutiva e corretiva de seus produtos através de equipes de desenvolvimento de software altamente qualificadas.

1.2. Escopo da Proposta

As informações técnicas que balizam a elaboração desta proposta podem ser verificadas no documento em anexo ***DD_INVILLIA - PAGBANK_REDUCAO_MUNICH - FEV25 - V01.pdf.***

1.3. Itens Fora Do Escopo

- A ***INVILLIA*** não fará nenhum tipo de priorização de backlog ou conjunto de requisitos;
- A ***INVILLIA*** auxiliará na gestão dos indicadores de desempenho das equipes perante o escopo definido para os ciclos de projeto. Entretanto, não será responsável por gerir mudanças no escopo (change management). Entende-se que o(s) projeto(s) possuem "escopo aberto".

1.4. Localização Da Execução Dos Serviços

Os serviços serão prestados de forma remota, podendo ser realizados na sede física da ***INVILLIA*** ou no modelo de times distribuídos, quando seus colaboradores estiverem em regime de Teletrabalho, instituído e regulamentado pela lei nº 13.467/17. Cabe ressaltar que sempre que os trabalhos exigirem a presença dos profissionais da ***INVILLIA*** fora das

1 TECHNICAL PROPOSAL

1.1. Object

INVILLIA is pleased to present to the ***PAGBANK*** its comercial proposal for the use of specialized technical services in software development, in an Outsourced Technical Service model, with the aim of guaranteeing the evolutionary and corrective maintenance of its products through development teams highly qualified software developers.

1.2. Scope of the Proposal

The technical information that guides the preparation of this proposal can be seen in the attached document ***DD_INVILLIA - PAGBANK_REDUCAO_MUNICH - FEV25 - V01.pdf.***

1.3. Out-of-Scope Items

- ***INVILLIA*** will not perform any type of backlog prioritization or set of requirements.
- ***INVILLIA*** will assist in managing the teams' performance indicators within the scope defined for the project cycles. However, it will not be responsible for managing changes in scope (change management). It is understood that the project(s) have an "open scope".

1.4. Location of Execution of Services

The services will be provided remotely and can be carried out at ***INVILLIA 's*** physical headquarters or in the distributed team model, when its employees are teleworking, established, and regulated by law no. 13.467/17. It is worth noting that whenever work requires the presence of ***INVILLIA***

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localidades acima identificadas, a demanda deverá ser submetida previamente para aprovação técnica e comercial, sendo que todos os custos incorridos, serão de responsabilidade da contratante.

professionals outside the locations identified above, the demand must be previously submitted for technical and commercial approval, and all costs incurred will be the responsibility of the contractor.

1.5. Riscos e Fatores Críticos de Sucesso

Na modalidade proposta, são considerados riscos e pontos de atenção para execução dos serviços:

- A metodologia e os processos de desenvolvimento serão os da ***INVILLIA***, faremos as adaptações necessárias (a serem discutidas em conjunto entre as empresas) para nos adequarmos aos processos do ***PAGBANK***. Portanto, todas as pessoas devem ser treinadas previamente para melhor aproveitamento;
- Pouca efetividade no envolvimento de usuários-chave pelo *Product Owner* na definição, priorização e homologação das demandas poderá trazer uma baixa avaliação dos resultados do serviço contratado junto à ***INVILLIA***;

1.5. Risks and Critical Success Factors

Proposed modality, risks, and points of attention for the execution of services are considered:

- The methodology and development processes will be those of ***INVILLIA***, we will make the necessary adaptations (to be discussed together between the companies) to adapt to the ***PAGBANK*** processes. Therefore, all people must be trained in advance for better use.
- Little effectiveness in involving key users through the Product Owner in the definition, prioritization and approval of demands may result in a low evaluation of the results of the service contracted with ***INVILLIA.***

1.6. Premissas

Apresentamos a seguir a lista de premissas assumidas:

a) O contrato será avaliado através de indicadores de desempenho da equipe com SLA definidos e acordados entre as partes;

b) A execução do contrato prevê a alocação de perfis por tempo e quantidade que o ***PAGBANK*** julgar necessário para atendimento das necessidades. Entretanto, deve-se considerar um período máximo de [*****] dias para a ***INVILLIA*** promover na equipe as mudanças solicitadas;

c) Os serviços serão executados da seguinte forma:

- [*****]
- Finais de semana, feriados e demais horários: deve ser solicitado à ***INVILLIA*** e aprovado previamente pelo ***PAGBANK***. As horas extras utilizadas serão negociadas como folgas (banco de horas sob responsabilidade da ***INVILLIA***) para os integrantes do time, previamente acordado entre as partes envolvidas. Na impossibilidade da retirada das horas extras como folga, haverá o respectivo pagamento do ***PAGBANK***. Fica desde já estabelecido que cada hora extra nesta situação equivale ao dobro da hora normal, valendo o mesmo para situação de pagamento cuja referência será a hora média do time.

1.6. Premises

We present below the list of assumptions assumed:

a) The contract will be evaluated using team performance indicators with SLAs defined and agreed between the parties.

b) The execution of the contract provides for the allocation of profiles for the time and quantity that the ***PAGBANK*** deems necessary to meet the needs. However, a maximum period of [*****] days must be considered for the ***INVILLIA*** to promote the requested changes to the team.

c) The services will be performed as follows:

[*****]

- Weekends, holidays, and other times: must be requested to ***INVILLIA*** and approved in advance by the ***PAGBANK***. The extra hours used will be negotiated as days off (time bank under the responsibility of ***INVILLIA***) for team members, previously agreed between the parties involved. If it is impossible to withdraw overtime as time off, the ***PAGBANK*** will be paid accordingly. It is already established that each overtime in this situation is equivalent to double the normal hour, the same being valid for payment situations whose reference will be the team's average hour.

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d) A troca ou a dispensa de profissionais das equipes deve ser formalmente solicitada pelo ***PAGBANK*** com pelo menos [*****] dias de antecedência. Em caráter de exceção a substituição poderá ser imediata caso o(s) profissional(is) não atue(em) conforme o escopo contratado. Sempre que houver mudanças na composição dos times caberá uma revisão comercial do contrato.

e) A ***INVILLIA*** estabelecerá ponto focal de contato para resolução de conflitos e gestão dos SLA´s;

f) O início dos serviços descritos no corpo desta proposta estará condicionado à assinatura e aceite desta proposta, por parte do ***PAGBANK***, no item 03, bem como tempo de adequação do atendimento por parte da ***INVILLIA***.

d) The change or dismissal of team professionals must be formally requested by the ***PAGBANK*** at least [*****] days in advance. As an exception, replacement may be immediate if the professional(s) do not perform in accordance with the contracted scope. Whenever there are changes in the composition of the teams, a commercial review of the contract will be necessary.

e) ***INVILLIA*** will establish a focal point of contact for resolving conflicts and managing SLAs.

f) The start of the services described in the body of this proposal will be subject to the signature and acceptance of this proposal, by the ***PAGBANK***, in item 03, as well as time for the service to be adapted by the ***INVILLIA***.

/company/invillia invillia.ai info@invillia.ai

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2. PROPOSTA COMERCIAL

2.1. Valor do Investimento

Para atender as necessidades do ***PAGBANK*** a ***INVILLIA*** propõe o seguinte investimento e composição de time:

VALOR MENSAL COM IMPOSTOS
[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]

- ❖ **IMPORTANTE:** No caso de entrega parcial dos serviços, em uma ou mais posições contratadas, o faturamento será realizado de forma proporcional, observando o período efetivo da prestação dos serviços.

2.1.1. Gestão INVILLIA

Integrada ao Time de Desenvolvimento, a prestação de serviço abrange uma robusta estrutura de gestão, essencial para manter os níveis de serviço. Estes perfis estratégicos estão incluídos no contrato sem gerar custos adicionais, refletindo nosso compromisso em oferecer uma parceria de valor e qualidade. A estrutura é composta pelos seguintes perfis:

Development Manager:

- Gerencia uma equipe multidisciplinar, visando garantir e acelerar a entrega de valor dos serviços ***INVILLIA*** com excelência.
- Impulsiona um ambiente colaborativo que potencializa o crescimento das equipes sob sua gestão direta ou indireta, mantendo-as engajadas,

2. COMMERCIAL PROPOSAL

2.1. Amount Of the Investment

To meet the needs of the ***PAGBANK, INVILLIA*** proposes the following investment and team composition:

MONTHLY AMOUNT WITH TAXES
[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]

- ❖ **IMPORTANT:** In the case of partial delivery of services, in one or more contracted positions, billing will be carried out proportionally, observing the effective period of service provision.

2.1.1. INVILLIA Management

Integrated into the Development Team, service provision encompasses a robust management structure, essential for maintaining service levels. These strategic profiles are included in the contract without generating additional costs, reflecting our commitment to offering a partnership of value and quality. The structure is made up of the following profiles:

Development Manager:

- Manages a multidisciplinary team, aiming to guarantee and accelerate the delivery of value from ***INVILLIA*** services with excellence.
- Promotes a collaborative environment that enhances the growth of teams under its direct or indirect management, keeping them engaged,

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motivadas e alinhadas à cultura da ***INVILLIA*** e do cliente.

- Colabora diretamente com os gestores na condução de contratos, ações comerciais e alinhamentos técnicos para a evolução da parceria.

motivated, and aligned with the culture of INVILLIA and the client.

- Collaborates directly with managers in conducting contracts, commercial actions, and technical alignments for the evolution of the partnership.

Technical Development Leader:

- Lidera a construção de produtos e serviços digitais, adaptando-se à cultura de resultados conforme as necessidades do cliente.
- Possui expertise em tecnologias e frameworks de desenvolvimento de software, promovendo uma relação sustentável pautada por parceria, credibilidade e confiança, orientada pela inovação, simplicidade e melhoria contínua.
- Mantém a interface primária com gestores e técnicos do parceiro no cotidiano dos times, facilitando alinhamentos, acionamentos, feedbacks, gestão dos plantonistas e gestão funcional das equipes.

Technical Development Leader:

- Leads the construction of digital products and services, adapting to the culture of results according to the client's needs.
- Has expertise in software development technologies and frameworks, promoting a sustainable relationship based on partnership, credibility, and trust, guided by innovation, simplicity, and continuous improvement.
- Maintains the primary interface with the partner's managers and technicians in the teams' daily lives, facilitating alignments, activations, feedback, management of those on duty and functional management of the teams.

2.2. Condição De Faturamento

A cobrança pelos serviços será feita mensalmente mediante FATURA apresentada ao cliente considerando o valor mensal do contrato, suas características de despesas adicionais - item 2.4, bem como características de reajustamento estabelecidas no item 2.5.

O pagamento será realizado por depósito bancário com vencimento [*****] dias após a emissão da nota fiscal, ou de acordo com as instruções dadas pela ***INVILLIA*** na oportunidade do faturamento.

2.2. Billing Requirements

Billing for services will be made monthly through an INVOICE presented to the customer considering the monthly value of the contract, its additional expense characteristics - item 2.4, as well as readjustment characteristics established in item 2.5.

Payment will be made by bank deposit due [*****] days after issuance of the invoice, or in accordance with the instructions given by ***INVILLIA*** at the invoicing opportunity.

The team's monthly fee proposed here is fixed and will not vary during the execution of the contract, even during team members' vacation periods.

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O valor mensal do time aqui proposto é fixo e não sofrerá variações durante a execução do contrato, mesmo nos períodos de férias dos membros do time.
O atraso no pagamento acarretará multa de [*****] e juros de [*****] ao mês, além da suspensão da prestação de serviços aqui descritos após [*****] dias de atraso.

Late payment will result in a fine of [*****] and interest of [*****] per month, in addition to the suspension of the provision of services described here after [*****] days of delay.

2.3. Validade Dos Serviços

Esta contratação terá duração inicial de [*****] *meses*, podendo ser automaticamente renovada por períodos iguais, caso não haja manifestação contrária por escrito de nenhuma das partes.
A contratação poderá ser cancelada a qualquer momento por qualquer uma das partes, avisando a outra parte com [*****] dias de antecedência.
Para aumento do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.
Para redução parcial do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.
Observação: o contrato passa a valer, a partir da anuência do cliente e início das atividades, independente da data de assinatura do contrato. A cobrança da mesma forma será retroativa.

2.3. Validity of Services

This contract will have an initial duration of [*****]months and may be automatically renewed for equal periods, unless either party provides written notice to the contrary.

The contract may be canceled at any time by either party, giving notice to the other party [*****] days in advance.

To increase the team, formal communication from the client is required at least [*****] days in advance.

For partial team reduction, formal communication from the client is required at least [*****] days in advance.

Note: the contract becomes valid upon the customer's consent and the start of activities, regardless of the date of signing the contract. The charge will also be retroactive.

2.4. Despesas Acessórias Gerais

Todas as despesas com deslocamento, hospedagens, estacionamentos, adiantamentos, reembolsos e passagens do (s) profissional (ais) da ***INVILLIA***, para a prestação dos serviços nas dependências da ***PAGBANK*** ou qualquer outro local solicitado pelo cliente, ocorrerá por conta da própria ***PAGBANK*** seguindo sua política de reembolso.

2.4. General Ancillary Expenses

All expenses with travel, accommodation, parking, advances, reimbursements, and tickets for the ***INVILLIA*** professional(s), for the provision of services at the ***PAGBANK 's*** premises or any other location requested by the client, will be borne by the ***PAGBANK*** itself following your refund policy.

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Caso seja necessário a emissão de Nota Fiscal de Serviços para pagamento das despesas, os valores serão acrescidos dos encargos tributários no montante de [*****]

If it is necessary to issue a Services Invoice to pay expenses, the amounts will be increased by tax charges in the amount of [*****]

2.5. Reajustamento

O valor mensal será reajustado a cada [*****] meses, a partir do aceite desta proposta, tomando-se como base para o reajuste, o IPCA-IBGE ou outro índice que venha a ser negociado entre a ***INVILLIA*** e o ***PAGBANK***.
Qualquer alteração no objeto contratual, será formalizado um novo aditivo contratual.

2.5. Readjustment

The monthly value will be adjusted every [*****] months, from the acceptance of this proposal, taking as a basis for the adjustment, the IPCA-IBGE or another index that may be negotiated between ***INVILLIA*** and the ***PAGBANK***.
Any change to the contractual object will result in a new contractual amendment being formalized.

2.6. Impostos

Todos os impostos vigentes (PIS, COFINS, ISS, IR, CSLL), bem como encargos trabalhistas estão inclusos no valor da proposta.
Todavia, se após a apresentação desta proposta forem criados quaisquer encargos, impostos, tributos, contribuições fiscais e parafiscais, ou caso as alíquotas atuais sejam de qualquer maneira majoradas, os preços devem ser revisados mediante acordo entre as partes.

2.6. Taxes

All current taxes (PIS, COFINS, ISS, IR, CSLL), as well as labor charges are included in the proposal value.

However, if after the presentation of this proposal any charges, taxes, taxes, fiscal and para-fiscal contributions are created, or if the current rates are increased in any way, the prices must be revised by agreement between the parties.

2.7. Validade Da Proposta

Esta proposta é válida até o dia [*****]

2.7. Proposal Validity

This proposal is valid until [*****]

2.8. Acordo De Confidencialidade

Ambas as partes concordam em tratar como sigilosas e confidenciais todas as informações escritas a que tiverem acesso, documentos e demais materiais, que contenham informações técnicas, econômicas ou de mercado, não disponibilizando tais informações a quaisquer terceiros, salvo a autorização escrita em contrário da outra parte.

2.8. Confidentiality Clause

Both parties agree to treat as confidential and confidential all written information to which they have access, documents, and other materials, which contain technical, economic or market information, not making such information available to any third parties, except with written authorization to the contrary from the other. part.

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2.9. Considerações Gerais

Para organizar a agenda dos profissionais envolvidos no modelo de atendimento proposto é necessário consultar a disponibilidade de início.

Entraremos em contato com o ***PAGBANK*** para definir, de comum acordo, a data de início da equipe. Caso seja necessário promover alguma modificação no escopo durante o contrato, o ***PAGBANK*** deverá solicitá-la formalmente, para que possamos realizar uma análise de viabilidade técnica e comercial, que será submetida à aprovação posterior.

As modificações que gerarem custos adicionais serão de responsabilidade do ***PAGBANK,*** desde que devidamente aprovadas e formalizadas através de documento aditivo.

Essa proposta é parte integrante do Contrato de Prestação de Serviços nº CT:02900/19.

2.9. General considerations

To organize the schedule of the professionals involved in the proposed service model, it is necessary to check the availability for the start.

We will contact the ***PAGBANK*** to mutually agree on the start date of the team. If any scope modification is needed during the contract, the ***PAGBANK*** must formally request it so that we can conduct a technical and commercial feasibility analysis, which will be submitted for subsequent approval.

Any modifications that incur additional costs will be the responsibility of the ***PAGBANK***, provided they are duly approved and formalized through an addendum.

This proposal is an integral part of Service Provision Agreement No. CT:02900/19.

3. ACEITE

Solicitamos que, uma vez aceitos os serviços, produtos e condições descritos nesta proposta, nos seja devolvida uma das vias assinada ou que nos enviem um e-mail confirmando a aceitação.

Caso as partes, por qualquer motivo, não cheguem a um consenso quanto aos termos aqui estabelecidos ou no contrato de serviço, ambas estarão isentas de qualquer tipo de ônus.

A aceitação dos termos e condições desta proposta será configurada pelo "De Acordo" do CLIENTE nesta via.

De acordo: Autorizo a execução dos serviços e o faturamento dos serviços e/ou produtos constantes da proposta nº:
PC_INVILLIA - PAGBANK_REDUCAO_MUNICH – FEV25 - V01.

Local e data:_____________________________________,
______/______/________

3. AGREEMENT TO TERMS

We request that, once the services, products, and conditions described in this proposal are accepted, one signed copy be returned to us, or an email confirming acceptance be sent.

If the parties, for any reason, do not reach a consensus on the terms established here or in a service contract, both will be exempt from any type of burden.

Acceptance of the terms and conditions of this proposal will be confirmed by the CLIENT's "Agreement" on this copy.

Agreed: I authorize the execution of the services and the billing of the services and/or products listed in proposal no:
PC_INVILLIA - PAGBANK_REDUCAO_MUNICH – FEV25 - V01.

Place and date:_____________________________________,
______/______/________

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PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Nome:

Cargo:

Assinatura:

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Name:

Job Title:

Signature:

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Nome:

Cargo:

Assinatura:

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Name:

Job Title:

Signature:

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Docusign Envelope ID: 29C5FE9C-0063-43A5-8430-0FE44191643A

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Tech Partners:

NXT_ GEN TECH

WE ARE PART OF AI®REVOLUTION

Invillia's mission is to revolutionize the way all innovation is created. Speeding up and adding more intelligence in the development of any digital solution_

invillia

Araraquara, 13 de Fevereiro de 2025

PC_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEV25 - V01

Essa proposta faz parte integrante do Contrato de Prestação de Serviços nº CT:02900/19

Proposta Técnico Comercial Desenvolvida para

PagBank

CLIENTE	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Endereço	Avenida Brigadeiro Faria Lima, 1384
Cidade/UF	São Paulo/SP
CEP	01.451-001
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

CONTRATADA	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Endereço	Rua Padre Duarte, 151 – Centro
Cidade/UF	Araraquara / SP
CEP	14800-902
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

Nota: *O conteúdo desta proposta destina-se exclusivamente ao* ***PAGBANK****. O presente documento não deve ser revelado fora de sua organização, não deve ser duplicado, usado ou publicado, no total ou em parte, para qualquer outro propósito que não o de avaliação da proposta ou para acompanhamento do serviço aqui descrito.*

Araraquara, February 13, 2025

PC_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEV25 - V01

This proposal is an integral part of the Service Provision Agreement No. CT:02900/19.

Commercial Technical Proposal Developed for

PagBank

CUSTOMER	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Address	Avenida Brigadeiro Faria Lima, 1384
City/UF	São Paulo/SP
Zip Code	01.451-001
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

COMPANY	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Address	Rua Padre Duarte, 151 – Centro
City/UF	Araraquara / SP
Zip code	14800-902
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

Note: The content of this proposal is intended exclusively for the ***PAGBANK***. This document must not be revealed outside your organization, must not be duplicated, used, or published, in whole or in part, for any purpose other than evaluating the proposal or monitoring the service described here.

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1. PROPOSTA TÉCNICA

1.1. Objeto

A ***INVILLIA*** tem a satisfação de apresentar ao ***PAGBANK***, sua proposta comercial para a utilização dos serviços técnicos especializados em desenvolvimento de software, num modelo de Atendimento Técnico Terceirizado, com o objetivo de garantir a manutenção evolutiva e corretiva de seus produtos através de equipes de desenvolvimento de software altamente qualificadas.

1.2. Escopo da Proposta

As informações técnicas que balizam a elaboração desta proposta podem ser verificadas no documento em anexo ***DD_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEV25 - V01.pdf.***

1.3. Itens Fora Do Escopo

- A ***INVILLIA*** não fará nenhum tipo de priorização de backlog ou conjunto de requisitos;
- A ***INVILLIA*** auxiliará na gestão dos indicadores de desempenho das equipes perante o escopo definido para os ciclos de projeto. Entretanto, não será responsável por gerir mudanças no escopo (change management). Entende-se que o(s) projeto(s) possuem "escopo aberto".

1.4. Localização Da Execução Dos Serviços

Os serviços serão prestados de forma remota, podendo ser realizados na sede física da ***INVILLIA*** ou no modelo de times distribuídos, quando seus colaboradores estiverem em regime de Teletrabalho, instituído e regulamentado pela lei nº 13.467/17. Cabe ressaltar que sempre que os trabalhos exigirem a presença dos profissionais da ***INVILLIA*** fora das

1 TECHNICAL PROPOSAL

1.1. Object

INVILLIA is pleased to present to the ***PAGBANK*** its comercial proposal for the use of specialized technical services in software development, in an Outsourced Technical Service model, with the aim of guaranteeing the evolutionary and corrective maintenance of its products through development teams highly qualified software developers.

1.2. Scope of the Proposal

The technical information that guides the preparation of this proposal can be seen in the attached document ***DD_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEV25 - V01.pdf.***

1.3. Out-of-Scope Items

- ***INVILLIA*** will not perform any type of backlog prioritization or set of requirements.
- ***INVILLIA*** will assist in managing the teams' performance indicators within the scope defined for the project cycles. However, it will not be responsible for managing changes in scope (change management). It is understood that the project(s) have an "open scope".

1.4. Location of Execution of Services

The services will be provided remotely and can be carried out at ***INVILLIA 's*** physical headquarters or in the distributed team model, when its employees are teleworking, established, and regulated by law no. 13.467/17. It is worth noting that whenever work requires the presence of ***INVILLIA***

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localidades acima identificadas, a demanda deverá ser submetida previamente para aprovação técnica e comercial, sendo que todos os custos incorridos, serão de responsabilidade da contratante.

professionals outside the locations identified above, the demand must be previously submitted for technical and commercial approval, and all costs incurred will be the responsibility of the contractor.

1.5. Riscos e Fatores Críticos de Sucesso

Na modalidade proposta, são considerados riscos e pontos de atenção para execução dos serviços:

- A metodologia e os processos de desenvolvimento serão os da ***INVILLIA***, faremos as adaptações necessárias (a serem discutidas em conjunto entre as empresas) para nos adequarmos aos processos do ***PAGBANK***. Portanto, todas as pessoas devem ser treinadas previamente para melhor aproveitamento;
- Pouca efetividade no envolvimento de usuários-chave pelo *Product Owner* na definição, priorização e homologação das demandas poderá trazer uma baixa avaliação dos resultados do serviço contratado junto à ***INVILLIA***;

1.5. Risks and Critical Success Factors

Proposed modality, risks, and points of attention for the execution of services are considered:

- The methodology and development processes will be those of ***INVILLIA***, we will make the necessary adaptations (to be discussed together between the companies) to adapt to the ***PAGBANK*** processes. Therefore, all people must be trained in advance for better use.
- Little effectiveness in involving key users through the Product Owner in the definition, prioritization and approval of demands may result in a low evaluation of the results of the service contracted with ***INVILLIA.***

1.6. Premissas

Apresentamos a seguir a lista de premissas assumidas:

a) O contrato será avaliado através de indicadores de desempenho da equipe com SLA definidos e acordados entre as partes;

b) A execução do contrato prevê a alocação de perfis por tempo e quantidade que o ***PAGBANK*** julgar necessário para atendimento das necessidades. Entretanto, deve-se considerar um período máximo de [*****] dias para a ***INVILLIA*** promover na equipe as mudanças solicitadas;

1.6. Premises

We present below the list of assumptions assumed:

a) The contract will be evaluated using team performance indicators with SLAs defined and agreed between the parties.

b) The execution of the contract provides for the allocation of profiles for the time and quantity that the ***PAGBANK*** deems necessary to meet the needs. However, a maximum period of [*****] days must be considered for the ***INVILLIA*** to promote the requested changes to the team.

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invillia

c) Os serviços serão executados da seguinte forma:

- [*****]
- Finais de semana, feriados e demais horários: deve ser solicitado à ***INVILLIA*** e aprovado previamente pelo ***PAGBANK***. As horas extras utilizadas serão negociadas como folgas (banco de horas sob responsabilidade da ***INVILLIA***) para os integrantes do time, previamente acordado entre as partes envolvidas. Na impossibilidade da retirada das horas extras como folga, haverá o respectivo pagamento do ***PAGBANK***. Fica desde já estabelecido que cada hora extra nesta situação equivale ao dobro da hora normal, valendo o mesmo para situação de pagamento cuja referência será a hora média do time.

d) A troca ou a dispensa de profissionais das equipes deve ser formalmente solicitada pelo ***PAGBANK*** com pelo menos [*****] dias de antecedência. Em caráter de exceção a substituição poderá ser imediata caso o(s) profissional(is) não atue(em) conforme o escopo contratado. Sempre que houver mudanças na composição dos times caberá uma revisão comercial do contrato.

e) A ***INVILLIA*** estabelecerá ponto focal de contato para resolução de conflitos e gestão dos SLA´s;

f) O início dos serviços descritos no corpo desta proposta estará condicionado à assinatura e aceite desta proposta, por parte do ***PAGBANK***, no item 03, bem como tempo de adequação do atendimento por parte da ***INVILLIA***.

c) The services will be performed as follows:

[*****]

- Weekends, holidays, and other times: must be requested to ***INVILLIA*** and approved in advance by the ***PAGBANK***. The extra hours used will be negotiated as days off (time bank under the responsibility of ***INVILLIA***) for team members, previously agreed between the parties involved. If it is impossible to withdraw overtime as time off, the ***PAGBANK*** will be paid accordingly. It is already established that each overtime in this situation is equivalent to double the normal hour, the same being valid for payment situations whose reference will be the team's average hour.

d) The change or dismissal of team professionals must be formally requested by the ***PAGBANK*** at least [*****] days in advance. As an exception, replacement may be immediate if the professional(s) do not perform in accordance with the contracted scope. Whenever there are changes in the composition of the teams, a commercial review of the contract will be necessary.

e) ***INVILLIA*** will establish a focal point of contact for resolving conflicts and managing SLAs.

f) The start of the services described in the body of this proposal will be subject to the signature and acceptance of this proposal, by the ***PAGBANK***, in item 03, as well as time for the service to be adapted by the ***INVILLIA***.

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visando garantir e acelerar a entrega de valor dos serviços ***INVILLIA*** com excelência.

- Impulsiona um ambiente colaborativo que potencializa o crescimento das equipes sob sua gestão direta ou indireta, mantendo-as engajadas, motivadas e alinhadas à cultura da ***INVILLIA*** e do cliente.
- Colabora diretamente com os gestores na condução de contratos, ações comerciais e alinhamentos técnicos para a evolução da parceria.

Technical Development Leader:

- Lidera a construção de produtos e serviços digitais, adaptando-se à cultura de resultados conforme as necessidades do cliente.
- Possui expertise em tecnologias e frameworks de desenvolvimento de software, promovendo uma relação sustentável pautada por parceria, credibilidade e confiança, orientada pela inovação, simplicidade e melhoria contínua.
- Mantém a interface primária com gestores e técnicos do parceiro no cotidiano dos times, facilitando alinhamentos, acionamentos, feedbacks, gestão dos plantonistas e gestão funcional das equipes.

2.2 Condição De Faturamento

A cobrança pelos serviços será feita mensalmente mediante FATURA apresentada ao cliente considerando o valor mensal do contrato, suas características de despesas adicionais - item 2.4, bem como características de reajustamento estabelecidas no item 2.5.

O pagamento será realizado por depósito bancário com vencimento [*****] dias após a emissão da nota fiscal, ou de acordo com as instruções dadas pela ***INVILLIA*** na guarantee and accelerate the delivery of value from ***INVILLIA*** services with excellence.

- Promotes a collaborative environment that enhances the growth of teams under its direct or indirect management, keeping them engaged, motivated, and aligned with the culture of INVILLIA and the client.
- Collaborates directly with managers in conducting contracts, commercial actions, and technical alignments for the evolution of the partnership.

Technical Development Leader:

- Leads the construction of digital products and services, adapting to the culture of results according to the client's needs.
- Has expertise in software development technologies and frameworks, promoting a sustainable relationship based on partnership, credibility, and trust, guided by innovation, simplicity, and continuous improvement.
- Maintains the primary interface with the partner's managers and technicians in the teams' daily lives, facilitating alignments, activations, feedback, management of those on duty and functional management of the teams.

2.2. Billing Requirements

Billing for services will be made monthly through an INVOICE presented to the customer considering the monthly value of the contract, its additional expense characteristics - item 2.4, as well as readjustment characteristics established in item 2.5.

Payment will be made by bank deposit due [*****] days after issuance of the invoice, or in accordance with the instructions

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oportunidade do faturamento.

O valor mensal do time aqui proposto é fixo e não sofrerá variações durante a execução do contrato, mesmo nos períodos de férias dos membros do time.

O atraso no pagamento acarretará multa de [*****] e juros de [*****] ao mês, além da suspensão da prestação de serviços aqui descritos após [*****] dias de atraso.

given by ***INVILLIA*** at the invoicing opportunity.

The team's monthly fee proposed here is fixed and will not vary during the execution of the contract, even during team members' vacation periods.

Late payment will result in a fine of [*****] and interest of [*****] per month, in addition to the suspension of the provision of services described here after [*****] days of delay.

2.3 Validade Dos Serviços

Esta contratação terá duração inicial de [*****] *meses*, podendo ser automaticamente renovada por períodos iguais, caso não haja manifestação contrária por escrito de nenhuma das partes.

A contratação poderá ser cancelada a qualquer momento por qualquer uma das partes, avisando a outra parte com [*****] dias de antecedência.

Para aumento do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Para redução parcial do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Observação: o contrato passa a valer, a partir da anuência do cliente e início das atividades, independente da data de assinatura do contrato. A cobrança da mesma forma será retroativa.

2.3. Validity of Services

This contract will have an initial duration of [*****] months and may be automatically renewed for equal periods, unless either party provides written notice to the contrary.

The contract may be canceled at any time by either party, giving notice to the other party [*****] days in advance.

To increase the team, formal communication from the client is required at least [*****] days in advance.

For partial team reduction, formal communication from the client is required at least [*****] days in advance.

Note: the contract becomes valid upon the customer's consent and the start of activities, regardless of the date of signing the contract. The charge will also be retroactive.

2.4 Despesas Acessórias Gerais

Todas as despesas com deslocamento, hospedagens, estacionamentos, adiantamentos, reembolsos e passagens do (s) profissional (ais) da ***INVILLIA***, para a prestação dos serviços nas dependências da ***PAGBANK*** ou qualquer outro local solicitado pelo cliente, ocorrerá por conta da própria ***PAGBANK*** seguindo sua política de reembolso.

2.4. General Ancillary Expenses

All expenses with travel, accommodation, parking, advances, reimbursements, and tickets for the ***INVILLIA*** professional(s), for the provision of services at the ***PAGBANK 's*** premises or any other location requested by the client, will be borne by the ***PAGBANK*** itself following your refund policy.

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Caso seja necessário a emissão de Nota Fiscal de Serviços para pagamento das despesas, os valores serão acrescidos dos encargos tributários no montante de [*****]

If it is necessary to issue a Services Invoice to pay expenses, the amounts will be increased by tax charges in the amount of [*****]

2.5 Reajustamento

O valor mensal será reajustado a cada [*****] meses, a partir do aceite desta proposta, tomando-se como base para o reajuste, o IPCA-IBGE ou outro índice que venha a ser negociado entre a ***INVILLIA*** e o ***PAGBANK***.
Qualquer alteração no objeto contratual, será formalizado um novo aditivo contratual.

2.5. Readjustment

The monthly value will be adjusted every [*****] months, from the acceptance of this proposal, taking as a basis for the adjustment, the IPCA-IBGE or another index that may be negotiated between ***INVILLIA*** and the ***PAGBANK***.
Any change to the contractual object will result in a new contractual amendment being formalized.

2.6 Impostos

Todos os impostos vigentes (PIS, COFINS, ISS, IR, CSLL), bem como encargos trabalhistas estão inclusos no valor da proposta.
Todavia, se após a apresentação desta proposta forem criados quaisquer encargos, impostos, tributos, contribuições fiscais e parafiscais, ou caso as alíquotas atuais sejam de qualquer maneira majoradas, os preços devem ser revisados mediante acordo entre as partes.

2.6. Taxes

All current taxes (PIS, COFINS, ISS, IR, CSLL), as well as labor charges are included in the proposal value.

However, if after the presentation of this proposal any charges, taxes, taxes, fiscal and para-fiscal contributions are created, or if the current rates are increased in any way, the prices must be revised by agreement between the parties.

2.7 Validade Da Proposta

Esta proposta é válida até o dia [*****]

2.7. Proposal Validity

This proposal is valid until [*****]

2.8 Acordo De Confidencialidade

Ambas as partes concordam em tratar como sigilosas e confidenciais todas as informações escritas a que tiverem acesso, documentos e demais materiais, que contenham informações técnicas, econômicas ou de mercado, não disponibilizando tais informações a quaisquer terceiros, salvo a autorização escrita em contrário da outra parte.

2.8. Confidentiality Clause

Both parties agree to treat as confidential and confidential all written information to which they have access, documents, and other materials, which contain technical, economic or market information, not making such information available to any third parties, except with written authorization to the contrary from the other. part.

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2.9 Considerações Gerais

Para organizar a agenda dos profissionais envolvidos no modelo de atendimento proposto é necessário consultar a disponibilidade de início.

Entraremos em contato com o ***PAGBANK*** para definir, de comum acordo, a data de início da equipe. Caso seja necessário promover alguma modificação no escopo durante o contrato, o ***PAGBANK*** deverá solicitá-la formalmente, para que possamos realizar uma análise de viabilidade técnica e comercial, que será submetida à aprovação posterior.

As modificações que gerarem custos adicionais serão de responsabilidade do ***PAGBANK,*** desde que devidamente aprovadas e formalizadas através de documento aditivo.

Essa proposta é parte integrante do Contrato de Prestação de Serviços nº CT:02900/19.

3 ACEITE

Solicitamos que, uma vez aceitos os serviços, produtos e condições descritos nesta proposta, nos seja devolvida uma das vias assinada ou que nos enviem um e-mail confirmando a aceitação.

Caso as partes, por qualquer motivo, não cheguem a um consenso quanto aos termos aqui estabelecidos ou no contrato de serviço, ambas estarão isentas de qualquer tipo de ônus.

A aceitação dos termos e condições desta proposta será configurada pelo "De Acordo" do CLIENTE nesta via.

De acordo: Autorizo a execução dos serviços e o faturamento dos serviços e/ou produtos constantes da proposta nº: **PC_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEV25 - V01.**

Local e data:____,

__________/________/_________

2.9. General considerations

To organize the schedule of the professionals involved in the proposed service model, it is necessary to check the availability for the start.

We will contact the ***PAGBANK*** to mutually agree on the start date of the team. If any scope modification is needed during the contract, the ***PAGBANK*** must formally request it so that we can conduct a technical and commercial feasibility analysis, which will be submitted for subsequent approval.

Any modifications that incur additional costs will be the responsibility of the ***PAGBANK***, provided they are duly approved and formalized through an addendum.

This proposal is an integral part of Service Provision Agreement No. CT:02900/19.

3. AGREEMENT TO TERMS

We request that, once the services, products, and conditions described in this proposal are accepted, one signed copy be returned to us, or an email confirming acceptance be sent.

If the parties, for any reason, do not reach a consensus on the terms established here or in a service contract, both will be exempt from any type of burden.

Acceptance of the terms and conditions of this proposal will be confirmed by the CLIENT's "Agreement" on this copy.

Agreed: I authorize the execution of the services and the billing of the services and/or products listed in proposal no: **PC_INVILLIA - PAGBANK_AJUSTES_NOVA_IORQUE - FEV25 - V01.**

Place and date:____,

_______/_______/_________

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PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A**
Nome:	Name:
Cargo:	Job Title:
Assinatura:	Signature:
INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Nome:	Name:
Cargo:	Job Title:
Assinatura:	Signature:

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Docusign Envelope ID: 29C5FE9C-0063-43A5-8430-0FE44191643A

invillia
Tech Partners:
NXT_ GEN TECH
WE ARE PART OF
AI®REVOLUTION
Invillia's mission is to revolutionize the way all innovation is created. Speeding up and adding more intelligence
in the development of any digital solution_

{* Welcome to the

FUTURE OF INNOVATION

Invillia is revolutionizing the way innovation is created and developed. We are a global tech company with strategic hubs in Latin America, Portugal, the United Kingdom, Mexico, and the Netherlands.

You've surely already interacted with the digital products and services we've developed. Our expertise in integrating AI models and platforms enhances the innovation capabilities of companies—from fintechs to agritechs—turning ideas into reality with efficiency and intelligence.

Whatever you can imagine, we're here to make it happen with strategy, technology, and the expertise of top tech talents. Our goal is to pool our collective intelligence and create smarter, more efficient solutions, revolutionizing processes and exceeding expectations.

When you work with Invillia, your development capabilities are enhanced by **Nxt_Gen** Devs, certified and trained professionals equipped with state-of-the-art technology. We have integrated AI and automation tools throughout the entire development cycle, exponentially increasing efficiency.

We are part of **AI/R**, the AI Revolution Group, with a mission to reinvent tech consulting and transform any digital product or service by incorporating artificial intelligence. We are always on the lookout for new solutions, combining our expertise with that of our clients to create extraordinary innovations.

Invillia. The Nxt_ Gen Tech_

invillia

Araraquara, 07 de fevereiro de 2025

PC_INVILLIA - PAGBANK_ASTRAKHAN - FEV25 - V01

"Essa proposta faz parte integrante do Contrato de Prestação de Serviços nº CT:02900/19 substituindo integralmente a proposta PC_INVILLIA - PAGBANK - ATUALIZAÇÃO ASTRAKHAN - JUN24 - V01 e trata de ajuste na composição do time".

Proposta Técnico Comercial Desenvolvida para

PagBank

CLIENTE	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Endereço	Avenida Brigadeiro Faria Lima, 1384
Cidade/UF	São Paulo/SP
CEP	01.451-001
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

CONTRATADA	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Endereço	Rua Padre Duarte, 151 – Centro
Cidade/UF	Araraquara / SP
CEP	14800-902
C.N.P.J.	[*****]
IE	[*****]
Contato	[*****]
E-mail	[*****]

Nota: *O conteúdo desta proposta destina-se exclusivamente ao **PAGBANK**. O presente documento não deve ser revelado fora de sua organização, não deve ser duplicado, usado ou publicado, no total ou em parte, para qualquer outro propósito que não o de avaliação da proposta ou para acompanhamento do serviço aqui descrito.*

Araraquara, February 07, 2025

PC_INVILLIA - PAGBANK_ASTRAKHAN - FEV25 - V01

"This proposal is an integral part of the Service Provision Agreement No. CT:02900/19, fully replacing the proposal PC_INVILLIA - PAGBANK - ATUALIZAÇÃO ASTRAKHAN - JUN24 - V01 and concerns an adjustment in the team composition."

Commercial Technical Proposal Developed for

PagBank

CUSTOMER	**PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTOS S.A.**
Address	Avenida Brigadeiro Faria Lima, 1384
City/UF	São Paulo/SP
Zip Code	01.451-001
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

COMPANY	**INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.**
Address	Rua Padre Duarte, 151 – Centro
City/UF	Araraquara / SP
Zip code	14800-902
CNPJ	[*****]
IE	[*****]
Contact	[*****]
Email	[*****]

Note: The content of this proposal is intended exclusively for the ***PAGBANK***. This document must not be revealed outside your organization, must not be duplicated, used, or published, in whole or in part, for any purpose other than evaluating the proposal or monitoring the service described here.

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invillia

1. PROPOSTA TÉCNICA

1.1. Objeto

A ***INVILLIA*** tem a satisfação de apresentar ao ***PAGBANK***, sua proposta comercial para a utilização dos serviços técnicos especializados em desenvolvimento de software, num modelo de Atendimento Técnico Terceirizado, com o objetivo de garantir a manutenção evolutiva e corretiva de seus produtos através de equipes de desenvolvimento de software altamente qualificadas.

1.2. Escopo da Proposta

As informações técnicas que balizam a elaboração desta proposta podem ser verificadas no documento em anexo ***DD_INVILLIA - PAGBANK_ASTRAKHAN - FEV25 - V01.pdf***

1.3. Itens Fora Do Escopo

- A ***INVILLIA*** não fará nenhum tipo de priorização de backlog ou conjunto de requisitos;
- A ***INVILLIA*** auxiliará na gestão dos indicadores de desempenho das equipes perante o escopo definido para os ciclos de projeto. Entretanto, não será responsável por gerir mudanças no escopo (change management). Entende-se que o(s) projeto(s) possuem "escopo aberto".

1.4. Localização Da Execução Dos Serviços

Os serviços serão prestados de forma remota, podendo ser realizados na sede física da ***INVILLIA*** ou no modelo de times distribuídos, quando seus colaboradores estiverem em regime de Teletrabalho, instituído e regulamentado pela lei nº 13.467/17. Cabe ressaltar que sempre que os trabalhos exigirem a presença dos profissionais da ***INVILLIA*** fora das

1 TECHNICAL PROPOSAL

1.1. Object

INVILLIA is pleased to present to the ***PAGBANK*** its comercial proposal for the use of specialized technical services in software development, in an Outsourced Technical Service model, with the aim of guaranteeing the evolutionary and corrective maintenance of its products through development teams highly qualified software developers.

1.2. Scope of the Proposal

The technical information that guides the preparation of this proposal can be seen in the attached document ***DD_INVILLIA - PAGBANK_ASTRAKHAN - FEV25 - V01.pdf***

1.3. Out-of-Scope Items

- ***INVILLIA*** will not perform any type of backlog prioritization or set of requirements.
- ***INVILLIA*** will assist in managing the teams' performance indicators within the scope defined for the project cycles. However, it will not be responsible for managing changes in scope (change management). It is understood that the project(s) have an "open scope".

1.4. Location of Execution of Services

The services will be provided remotely and can be carried out at ***INVILLIA 's*** physical headquarters or in the distributed team model, when its employees are teleworking, established, and regulated by law no. 13.467/17. It is worth noting that whenever work requires the presence of ***INVILLIA***

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localidades acima identificadas, a demanda deverá ser submetida previamente para aprovação técnica e comercial, sendo que todos os custos incorridos, serão de responsabilidade da contratante.

professionals outside the locations identified above, the demand must be previously submitted for technical and commercial approval, and all costs incurred will be the responsibility of the contractor.

1.5. Riscos e Fatores Críticos de Sucesso

Na modalidade proposta, são considerados riscos e pontos de atenção para execução dos serviços:

- A metodologia e os processos de desenvolvimento serão os da ***INVILLIA***, faremos as adaptações necessárias (a serem discutidas em conjunto entre as empresas) para nos adequarmos aos processos do ***PAGBANK***. Portanto, todas as pessoas devem ser treinadas previamente para melhor aproveitamento;
- Pouca efetividade no envolvimento de usuários-chave pelo *Product Owner* na definição, priorização e homologação das demandas poderá trazer uma baixa avaliação dos resultados do serviço contratado junto à ***INVILLIA***;

1.5. Risks and Critical Success Factors

Proposed modality, risks, and points of attention for the execution of services are considered:

- The methodology and development processes will be those of ***INVILLIA***, we will make the necessary adaptations (to be discussed together between the companies) to adapt to the ***PAGBANK*** processes. Therefore, all people must be trained in advance for better use.
- Little effectiveness in involving key users through the Product Owner in the definition, prioritization and approval of demands may result in a low evaluation of the results of the service contracted with ***INVILLIA.***

1.6. Premissas

Apresentamos a seguir a lista de premissas assumidas:

a) O contrato será avaliado através de indicadores de desempenho da equipe com SLA definidos e acordados entre as partes;

b) A execução do contrato prevê a alocação de perfis por tempo e quantidade que o ***PAGBANK*** julgar necessário para atendimento das necessidades. Entretanto, deve-se considerar um período máximo de [*****] dias para a ***INVILLIA*** promover na equipe as mudanças solicitadas;

c) Os serviços serão executados da seguinte forma:

1.6. Premises

We present below the list of assumptions assumed:

a) The contract will be evaluated using team performance indicators with SLAs defined and agreed between the parties.

b) The execution of the contract provides for the allocation of profiles for the time and quantity that the ***PAGBANK*** deems necessary to meet the needs. However, a maximum period of [*****] days must be considered for the ***INVILLIA*** to promote the requested changes to the team.

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- [*****]
- Finais de semana, feriados e demais horários: deve ser solicitado à ***INVILLIA*** e aprovado previamente pelo ***PAGBANK***. As horas extras utilizadas serão negociadas como folgas (banco de horas sob responsabilidade da ***INVILLIA***) para os integrantes do time, previamente acordado entre as partes envolvidas. Na impossibilidade da retirada das horas extras como folga, haverá o respectivo pagamento do ***PAGBANK***. Fica desde já estabelecido que cada hora extra nesta situação equivale ao dobro da hora normal, valendo o mesmo para situação de pagamento cuja referência será a hora média do time.

d) A troca ou a dispensa de profissionais das equipes deve ser formalmente solicitada pelo ***PAGBANK*** com pelo menos [*****] dias de antecedência. Em caráter de exceção a substituição poderá ser imediata caso o(s) profissional(is) não atue(em) conforme o escopo contratado. Sempre que houver mudanças na composição dos times caberá uma revisão comercial do contrato.

e) A ***INVILLIA*** estabelecerá ponto focal de contato para resolução de conflitos e gestão dos SLA´s;

f) O início dos serviços descritos no corpo desta proposta estará condicionado à assinatura e aceite desta proposta, por parte do ***PAGBANK***, no item 03, bem como tempo de adequação do atendimento por parte da ***INVILLIA***.

c) The services will be performed as follows:
[*****]
- Weekends, holidays, and other times: must be requested to ***INVILLIA*** and approved in advance by the ***PAGBANK***. The extra hours used will be negotiated as days off (time bank under the responsibility of ***INVILLIA***) for team members, previously agreed between the parties involved. If it is impossible to withdraw overtime as time off, the ***PAGBANK*** will be paid accordingly. It is already established that each overtime in this situation is equivalent to double the normal hour, the same being valid for payment situations whose reference will be the team's average hour.

d) The change or dismissal of team professionals must be formally requested by the ***PAGBANK*** at least [*****] days in advance. As an exception, replacement may be immediate if the professional(s) do not perform in accordance with the contracted scope. Whenever there are changes in the composition of the teams, a commercial review of the contract will be necessary.

e) ***INVILLIA*** will establish a focal point of contact for resolving conflicts and managing SLAs.

f) The start of the services described in the body of this proposal will be subject to the signature and acceptance of this proposal, by the ***PAGBANK***, in item 03, as well as time for the service to be adapted by the ***INVILLIA***.

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2. PROPOSTA COMERCIAL

2.1. Valor do Investimento

Para atender as necessidades do ***PAGBANK*** a ***INVILLIA*** propõe o seguinte investimento e composição de time:

VALOR MENSAL COM IMPOSTOS
[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]
	[*****]
	[*****]

- **IMPORTANTE:** No caso de entrega parcial dos serviços, em uma ou mais posições contratadas, o faturamento será realizado de forma proporcional, observando o período efetivo da prestação dos serviços.

2.1.1. Gestão INVILLIA

Integrada ao Time de Desenvolvimento, a prestação de serviço abrange uma robusta estrutura de gestão, essencial para manter os níveis de serviço. Estes perfis estratégicos estão incluídos no contrato sem gerar custos adicionais, refletindo nosso compromisso em oferecer uma parceria de valor e qualidade. A estrutura é composta pelos seguintes perfis:

Development Manager:

- Gerencia uma equipe multidisciplinar, visando garantir e acelerar a entrega de valor dos serviços ***INVILLIA*** com excelência.

2. COMMERCIAL PROPOSAL

2.1. Amount Of the Investment

To meet the needs of the ***PAGBANK, INVILLIA*** proposes the following investment and team composition:

MONTHLY AMOUNT WITH TAXES
[*****]
[*****]

QTDE	PERFIL
	[*****]
	[*****]
	[*****]
	[*****]
	[*****]

- **IMPORTANT:** In the case of partial delivery of services, in one or more contracted positions, billing will be carried out proportionally, observing the effective period of service provision.

2.1.1 INVILLIA Management

Integrated into the Development Team, service provision encompasses a robust management structure, essential for maintaining service levels. These strategic profiles are included in the contract without generating additional costs, reflecting our commitment to offering a partnership of value and quality. The structure is made up of the following profiles:

Development Manager:

- Manages a multidisciplinary team, aiming to guarantee and accelerate the delivery of value

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- Impulsiona um ambiente colaborativo que potencializa o crescimento das equipes sob sua gestão direta ou indireta, mantendo-as engajadas, motivadas e alinhadas à cultura da ***INVILLIA*** e do cliente.
- Colabora diretamente com os gestores na condução de contratos, ações comerciais e alinhamentos técnicos para a evolução da parceria.

Technical Development Leader:

- Lidera a construção de produtos e serviços digitais, adaptando-se à cultura de resultados conforme as necessidades do cliente.
- Possui expertise em tecnologias e frameworks de desenvolvimento de software, promovendo uma relação sustentável pautada por parceria, credibilidade e confiança, orientada pela inovação, simplicidade e melhoria contínua.
- Mantém a interface primária com gestores e técnicos do parceiro no cotidiano dos times, facilitando alinhamentos, acionamentos, feedbacks, gestão dos plantonistas e gestão funcional das equipes.

from ***INVILLIA*** services with excellence.

- Promotes a collaborative environment that enhances the growth of teams under its direct or indirect management, keeping them engaged, motivated, and aligned with the culture of INVILLIA and the client.
- Collaborates directly with managers in conducting contracts, commercial actions, and technical alignments for the evolution of the partnership.

Technical Development Leader:

- Leads the construction of digital products and services, adapting to the culture of results according to the client's needs.
- Has expertise in software development technologies and frameworks, promoting a sustainable relationship based on partnership, credibility, and trust, guided by innovation, simplicity, and continuous improvement.
- Maintains the primary interface with the partner's managers and technicians in the teams' daily lives, facilitating alignments, activations, feedback, management of those on duty and functional management of the teams.

2.2. Condição De Faturamento

A cobrança pelos serviços será feita mensalmente mediante FATURA apresentada ao cliente considerando o valor mensal do contrato, suas características de despesas adicionais - item 2.4, bem como características de reajustamento estabelecidas no item 2.5.

O pagamento será realizado por depósito bancário com vencimento [*****] dias após a emissão da nota fiscal, ou de acordo com as instruções dadas pela ***INVILLIA*** na oportunidade do faturamento.

O valor mensal do time aqui proposto é fixo e não sofrerá variações durante a execução do contrato, mesmo nos

2.2. Billing Requirements

Billing for services will be made monthly through an INVOICE presented to the customer considering the monthly value of the contract, its additional expense characteristics - item 2.4, as well as readjustment characteristics established in item 2.5.

Payment will be made by bank deposit due [*****] days after issuance of the invoice, or in accordance with the instructions given by ***INVILLIA*** at the invoicing opportunity.

The team's monthly fee proposed here is fixed and will not vary during the execution of the contract, even during

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períodos de férias dos membros do time.

O atraso no pagamento acarretará multa de [*****] e juros de [*****] ao mês, além da suspensão da prestação de serviços aqui descritos após [*****] dias de atraso.

team members' vacation periods.

Late payment will result in a fine of [*****] and interest of [*****] per month, in addition to the suspension of the provision of services described here after [*****] days of delay.

2.3. Validade Dos Serviços

Esta contratação terá duração inicial de [*****] *meses*, podendo ser automaticamente renovada por períodos iguais, caso não haja manifestação contrária por escrito de nenhuma das partes.

A contratação poderá ser cancelada a qualquer momento por qualquer uma das partes, avisando a outra parte com [*****] dias de antecedência.

Para aumento do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Para redução parcial do time é necessária uma comunicação formal por parte do cliente com no mínimo [*****] dias de antecedência.

Observação: o contrato passa a valer, a partir da anuência do cliente e início das atividades, independente da data de assinatura do contrato. A cobrança da mesma forma será retroativa.

2.3. Validity of Services

This contract will have an initial duration of [*****] months and may be automatically renewed for equal periods, unless either party provides written notice to the contrary.

The contract may be canceled at any time by either party, giving notice to the other party [*****] days in advance.

To increase the team, formal communication from the client is required at least [*****] days in advance.

For partial team reduction, formal communication from the client is required at least [*****] days in advance.

Note: the contract becomes valid upon the customer's consent and the start of activities, regardless of the date of signing the contract. The charge will also be retroactive.

2.4. Despesas Acessórias Gerais

Todas as despesas com deslocamento, hospedagens, estacionamentos, adiantamentos, reembolsos e passagens do (s) profissional (ais) da ***INVILLIA***, para a prestação dos serviços nas dependências da ***PAGBANK*** ou qualquer outro local solicitado pelo cliente, ocorrerá por conta da própria ***PAGBANK*** seguindo sua política de reembolso.

Caso seja necessário a emissão de Nota Fiscal de Serviços para pagamento das despesas, os valores serão acrescidos dos encargos tributários no montante de [*****]

2.4 General Ancillary Expenses

All expenses with travel, accommodation, parking, advances, reimbursements, and tickets for the ***INVILLIA*** professional(s), for the provision of services at the ***PAGBANK 's*** premises or any other location requested by the client, will be borne by the ***PAGBANK*** itself following your refund policy.

If it is necessary to issue a Services Invoice to pay expenses, the amounts will be increased by tax charges in the amount of [*****]

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2.5. Reajustamento

O valor mensal será reajustado a cada [*****] meses, a partir do aceite desta proposta, tomando-se como base para o reajuste, o IPCA-IBGE ou outro índice que venha a ser negociado entre a ***INVILLIA*** e o ***PAGBANK***.
Qualquer alteração no objeto contratual, será formalizado um novo aditivo contratual.

2.6. Impostos

Todos os impostos vigentes (PIS, COFINS, ISS, IR, CSLL), bem como encargos trabalhistas estão inclusos no valor da proposta.
Todavia, se após a apresentação desta proposta forem criados quaisquer encargos, impostos, tributos, contribuições fiscais e parafiscais, ou caso as alíquotas atuais sejam de qualquer maneira majoradas, os preços devem ser revisados mediante acordo entre as partes.

2.7. Validade Da Proposta

Esta proposta é válida até o dia [*****]

2.8. Acordo De Confidencialidade

Ambas as partes concordam em tratar como sigilosas e confidenciais todas as informações escritas a que tiverem acesso, documentos e demais materiais, que contenham informações técnicas, econômicas ou de mercado, não disponibilizando tais informações a quaisquer terceiros, salvo a autorização escrita em contrário da outra parte.

2.9. Considerações Gerais

Para organizar a agenda dos profissionais envolvidos no

2.5. Readjustment

The monthly value will be adjusted every [*****] months, from the acceptance of this proposal, taking as a basis for the adjustment, the IPCA-IBGE or another index that may be negotiated between ***INVILLIA*** and the ***PAGBANK***.
Any change to the contractual object will result in a new contractual amendment being formalized.

2.6. Taxes

All current taxes (PIS, COFINS, ISS, IR, CSLL), as well as labor charges are included in the proposal value.

However, if after the presentation of this proposal any charges, taxes, taxes, fiscal and para-fiscal contributions are created, or if the current rates are increased in any way, the prices must be revised by agreement between the parties.

2.7. Proposal Validity

This proposal is valid until [*****]

2.8. Confidentiality Clause

Both parties agree to treat as confidential and confidential all written information to which they have access, documents, and other materials, which contain technical, economic or market information, not making such information available to any third parties, except with written authorization to the contrary from the other. part.

2.9. General considerations

To organize the schedule of the professionals involved in the proposed service model, it is necessary to check the

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modelo de atendimento proposto é necessário consultar a disponibilidade de início.

Entraremos em contato com o ***PAGBANK*** para definir, de comum acordo, a data de início da equipe. Caso seja necessário promover alguma modificação no escopo durante o contrato, o ***PAGBANK*** deverá solicitá-la formalmente, para que possamos realizar uma análise de viabilidade técnica e comercial, que será submetida à aprovação posterior.

As modificações que gerarem custos adicionais serão de responsabilidade do ***PAGBANK,*** desde que devidamente aprovadas e formalizadas através de documento aditivo.

Essa proposta é parte integrante do Contrato de Prestação de Serviços nº CT:02900/19.

3. ACEITE

Solicitamos que, uma vez aceitos os serviços, produtos e condições descritos nesta proposta, nos seja devolvida uma das vias assinada ou que nos enviem um e-mail confirmando a aceitação.

Caso as partes, por qualquer motivo, não cheguem a um consenso quanto aos termos aqui estabelecidos ou no contrato de serviço, ambas estarão isentas de qualquer tipo de ônus.

A aceitação dos termos e condições desta proposta será configurada pelo "De Acordo" do CLIENTE nesta via.

De acordo: Autorizo a execução dos serviços e o faturamento dos serviços e/ou produtos constantes da proposta nº: **PC_INVILLIA - PAGBANK_ASTRAKHAN - FEV25 - V01.**

Local e data:____________________________________,

___________/_______/________

availability for the start.

We will contact the ***PAGBANK*** to mutually agree on the start date of the team. If any scope modification is needed during the contract, the ***PAGBANK*** must formally request it so that we can conduct a technical and commercial feasibility analysis, which will be submitted for subsequent approval.

Any modifications that incur additional costs will be the responsibility of the ***PAGBANK***, provided they are duly approved and formalized through an addendum.

This proposal is an integral part of Service Provision Agreement No. CT:02900/19.

3 AGREEMENT TO TERMS

We request that, once the services, products, and conditions described in this proposal are accepted, one signed copy be returned to us, or an email confirming acceptance be sent.

If the parties, for any reason, do not reach a consensus on the terms established here or in a service contract, both will be exempt from any type of burden.

Acceptance of the terms and conditions of this proposal will be confirmed by the CLIENT's "Agreement" on this copy.

Agreed: I authorize the execution of the services and the billing of the services and/or products listed in proposal no: **PC_INVILLIA - PAGBANK_ASTRAKHAN - FEV25 - V01.**

Place and date:____________________________________,

______/_______/________

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PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Nome:

Cargo:

Assinatura:

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S. A

Name:

Job Title:

Signature:

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Nome:

Cargo:

Assinatura:

INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.

Name:

Job Title:

Signature:

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